                                                FILE NOS. 33-11981 AND 811-05009

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2000
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]
        PRE-EFFECTIVE AMENDMENT NO.                                          [ ]
        POST-EFFECTIVE AMENDMENT NO. 15                                      [X]

    AND/OR REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         AMENDMENT NO. 18                                                    [X]

                    COLORADO BONDSHARES -- A TAX-EXEMPT FUND
               (Exact Name of Registrant as Specified in Charter)

           SUITE 1000, 1200 SEVENTEENTH STREET, DENVER, COLORADO 80202
               (Address of Principal Executive Offices, Zip Code)

                (303) 572-6990 (800) 572-0069 (OUTSIDE OF DENVER)
              (Registrant's Telephone Numbers, Including Area Code)

                               FRED R. KELLY, JR.
                       SUITE 1000, 1200 SEVENTEENTH STREET
                             DENVER, COLORADO 80202
                     (Name And Address of Agent for Service)

                                    Copy to:

                            ROBERT J. AHRENHOLZ, ESQ.
                KUTAK ROCK LLP 717 SEVENTEENTH STREET, SUITE 2900
                             DENVER, COLORADO 80202

    It is proposed that this filing will become effective (check appropriate box):

    [X]  immediately upon filing pursuant to paragraph (b).
    [ ]  on (date) pursuant to paragraph (b).
    [ ]  60 days after filing pursuant to paragraph (a)(1).
    [ ]  on (date) pursuant to paragraph (a)(1).
    [ ]  75 days after filing pursuant to paragraph (a)(2).
    [ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

    If appropriate check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OR AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. A RULE 24f-2 NOTICE FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999 WAS FILED ON NOVEMBER 29, 1999.

================================================================================

                               COLORADO BONDSHARES
                                A TAX-EXEMPT FUND

                                   PROSPECTUS

                                                                January 28, 2000

Colorado BondShares -- A Tax-Exempt Fund is a diversified, open-end mutual fund that invests your money in tax-exempt bonds and other tax-exempt securities, including tax-exempt notes and tax-exempt municipal leases of the State of Colorado, its political subdivisions, municipalities and public authorities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                -----------------

                                TABLE OF CONTENTS

                                -----------------


                                                                  PAGE
                                                                  ----

                      Risk/Return Summary...................       2
                      Investments, Risk and Performance.....       2
                      Investment Objectives, Principal
                      Investment............................       4
                      Strategies, and Related Risks.........
                      What Are The Investment Policies Of
                       The Fund?............................       4
                      What Are The Risks Of Investing In Not
                       Rated Tax-Exempt Obligations?........       6
                      What Are The Risks Of Investing In
                       Lower Rated Tax-Exempt Obligations?..       7
                      What Are Tax-Exempt Obligations?......       8
                      Special Factors Affecting Issuers of
                      Colorado Tax-Exempt Obligations.......      10
                      Management's Discussion Of Fund
                       Performance..........................      11
                      How Is The Fund Managed?..............      14
                      How Can I Invest In The Fund?.........      14
                      What Do Shares Cost?..................      15
                      How is Net Asset Value Per Share
                       Determined?..........................      15
                      How are Sales Charges Determined?.....      15
                      How Can I "Sell" My Shares?...........      16
                      How Can I Reinstate My Investment?....      16
                      What Distributions Will I Receive?....      17
                      What Is The Effect Of Income Tax On
                       My Investment?.......................      17
                      What Services Are Provided To
                       Shareholders?........................      19
                      General Information...................      19
                      Financial Highlights..................      19

                               RISK/RETURN SUMMARY

INVESTMENTS, RISK AND PERFORMANCE

FUND INVESTMENT OBJECTIVES/GOALS

     Colorado BondShares -- A Tax-Exempt Fund (the "Fund") is a diversified, open-end mutual fund whose primary goal is to maximize income that is exempt from both federal and Colorado income taxes while simultaneously preserving capital. The Fund also seeks opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

     We will invest in tax-exempt bonds and other tax-exempt securities, including tax-exempt notes and tax-exempt municipal leases of the State of Colorado, its political subdivisions, municipalities and public authorities ("Tax-Exempt Obligations"). The interest earned on these investments is exempt from regular federal income taxes and from Colorado personal income taxes. (See "WHAT IS THE EFFECT OF INCOME TAX ON MY INVESTMENT?")

PRINCIPAL RISKS OF INVESTING IN THE FUND

     By investing in the Fund, you are subject to several investment risks. The occurrence of any one of these risks, or a combination of these risks, could adversely affect the Fund's net asset value, yield and/or total return. By investing in the Fund, you are exposed to the following principal risks:

     - Your investment in the Fund is not insured or guaranteed by any government agency.

     -    You can lose money on your investment.

     - We are not limited in the amount of Fund assets that can be invested in Tax-Exempt Obligations. A downturn in the municipal debt market would negatively affect your investment.

     - We will invest up to 100% of our assets in not rated Tax-Exempt Obligations. These not rated obligations generally have a higher level of credit risk and market risk than rated obligations.

     - We can invest in lower rated Tax-Exempt Obligations. Securities with lower ratings are generally more sensitive to changes in economic and other conditions. These lower rated securities have a higher risk of default which makes your investment high risk.

     - The market to buy and sell the Tax-Exempt Obligations may be limited because these obligations may be not rated or lower rated.

     - The tax-exempt status of some or all of the Tax-Exempt Obligations may be modified or eliminated through legislative action.

     The Fund is designed for investors subject to income taxation in the higher tax brackets who can take advantage of the tax-exempt nature of the Fund's income. The Fund is not intended for tax-exempt investors such as pension funds, charities or IRA's who cannot take advantage of the tax benefits of the Fund.

BAR CHART AND TABLE

     The following bar chart and table shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and 10-year periods ended December 31, 1999 compare with those of a broad measure of market performance. The performance of the Fund in the past is not necessarily an indication of how the Fund will perform in the future.


TOTAL RETURN PERFORMANCE AT NET ASSET VALUE

     The following bar chart shows the Fund's annual total returns* for each of the last 10 calendar years:

                                     [Chart]

         CALENDAR YEARS                                          TOTAL RETURN

         1990.........................................              1.00%
         1991.........................................              8.31%
         1992.........................................              9.20%
         1993.........................................              8.25%
         1994.........................................              6.34%
         1995.........................................              9.46%
         1996.........................................              8.04%
         1997.........................................              9.36%
         1998.........................................              6.42%
         1999.........................................              3.29%

----------

* Past performance is not predictive of future performance. The annualized return for the fiscal year ending September 30, 2000 is 4.14%, based on the Fund's returns as of December 31, 1999.

     Total return at net asset value is the percentage change in the value of a hypothetical investment that has occurred in the indicated period of time. The data reflected in the graph include the reinvestment of all dividends and distributions, but do not include the imposition of the sales charge. If sales charges were reflected, the returns would be less than those shown. The Fund's highest and lowest returns for a quarter during the 10-year period reflected on the graph and chart above were 4.08% in the second quarter of 1989 and (2.28%) in the third quarter of 1990, respectively.

AVERAGE ANNUAL TOTAL RETURN

     The following table summarizes the average annual total return at net asset value for the one-, five- and 10- calendar year periods ended December 31, 1999 for the Fund and for the Lipper General Municipal Debt Fund Index ("Lipper Muni Debt Fund Index"):

                     AVERAGE ANNUAL
                     TOTAL RETURN(1)                 PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
        ----------------------------------------    -------------- ---------------  ---------------
        Colorado BondShares -- A Tax-Exempt Fund          3.29%          7.29%             6.93%
        Lipper Muni Debt Fund Index(2).........          -4.05%          6.15%             6.29%

----------

*    Past performance is not indicative of future performance.

(1) The average annual total return at net asset value does not include the imposition of the sales charge and assumes reinvestment of all dividends and distributions. If sales charges were reflected, the returns would be less than those shown.

(2) The Lipper Muni Debt Fund Index is a non-weighted index of the 30 largest funds within the investment objective of the General Municipal Debt.

                                    FEE TABLE

     We provide the following table to help you understand the fees and expenses that you will pay if you invest in the Fund. Shareholder fees will be paid directly by you when you purchase shares of the Fund. Indirectly, you will also incur the annual operating expenses of the Fund, which are fees that will be deducted from the Fund assets. These costs and expenses are described more fully in the "WHAT DO SHARES COST?" section of the prospectus.

          Annual Fund Operating Expenses for fiscal year ended September 30,
     1999


             SHAREHOLDER FEES (paid directly by you)
               Maximum Sales Charge Imposed on Purchases (as a
                  percentage of offering price)......................     4.75%
               Sales Charge on Reinvested Dividends..................     None
               Redemption Fee........................................     None
             ANNUAL FUND OPERATING EXPENSES (indirectly paid by you)
               (as a percentage of average net assets)
               Management Fee(1).....................................     0.50%
               Distribution (12b-1) Fees.............................     None
               Other Expenses(2).....................................     0.14%
                       Total Annual Fund Operating Expenses..........     0.64%

----------

(1)  Management fees are described more fully in "HOW IS THE FUND MANAGED?"

(2) The percentage figure above for "Other Expenses" is based on actual expenses that were incurred for the most recent fiscal year. This percentage includes the earnings credits that the Fund receives on cash balances maintained with the custodian which offsets the custodian fees that are incurred for safeguarding Fund assets.

EXAMPLE

     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 YEAR      3 YEARS   5 YEARS   10 YEARS
                        ------      -------   -------   --------
                         $539        $674       $822     $1,251

     If you did not redeem your shares, you would pay the same expenses described above, because the Fund does not charge a redemption fee.

    INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

WHAT ARE THE INVESTMENT POLICIES OF THE FUND?

     The Fund has fundamental investment policies that cannot be changed unless the change is approved by a vote of the security holders. The Fund also has non-fundamental investment policies that can be changed by the Board of Trustees of the Fund (the "Board"), without a vote of the holders of the voting securities of the Fund. The investment policies of the Fund are carried out by the investment adviser of the Fund, Freedom Funds Management Company (the "Investment Adviser").

INVESTMENT POLICIES

     The Fund's principal investment objective is to maximize income that is exempt from both federal and Colorado income taxes while simultaneously preserving capital. This principal objective is a fundamental policy of the Fund that cannot be changed without a shareholder vote.

     The Fund will attempt to maximize income exempt from federal income tax and Colorado personal income taxes by investing up to 100% of its assets in Tax-Exempt Obligations that are not rated. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in tax-exempt bonds. The balance of its total assets will be invested in other tax-exempt securities of the State of Colorado, its political subdivisions, municipalities and public authorities, the interest on which is exempt from regular federal income taxes and from Colorado personal income taxes.

     The Fund will primarily invest in Tax-Exempt Obligations that are not rated on the date of investment. The Fund is not limited in the percentage of not rated Obligations that it can invest in. The Fund cannot invest more than 50% of its assets in rated Tax-Exempt Obligations.

     With respect to Tax-Exempt Obligations which are not rated by a major rating agency, the Investment Adviser believes that the Investment Adviser's judgment, analysis and experience are more important than they would be if such Tax-Exempt Obligations were rated. The Investment Adviser will try to reduce the risk of investing in not rated Tax-Exempt Obligations by: (a) performing credit analysis; (b) reviewing the current economic trends and developments in the geographic areas affecting the Fund's investments; and (c) actively managing and diversifying the portfolio among municipal issuers.

     Less than 35% of the value of the Fund's total assets will be invested in Tax-Exempt Obligations that are rated lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), or, if not rated, of equivalent quality as determined by the Investment Adviser. However, this percentage limitation applies only at the time of purchase and the Fund is not required to dispose of a Tax-Exempt Obligation if downgraded by a rating service or, if not rated, the Investment Adviser determines that a Tax-Exempt Obligation no longer is of equivalent quality. See "WHAT ARE THE RISKS OF INVESTING IN LOWER RATED TAX-EXEMPT OBLIGATIONS?"

     Generally, the Fund will not buy illiquid securities or Tax-Exempt Obligations for which an active trading market does not exist. Moreover, as a matter of fundamental policy, in no event will the Fund acquire Tax-Exempt Obligations (including not rated Tax-Exempt Obligations) or other illiquid assets for which there is no active trading market if such Tax-Exempt Obligations and illiquid assets, in the aggregate, would comprise 10% or more of the net assets of the Fund. Included in this 10% limitation are restricted or not readily marketable securities and repurchase agreements maturing or terminable in more than seven days. Although there may be no daily bid and asked activity for certain not rated Tax-Exempt Obligations, there is an active secondary market for them, and for this reason the Fund's Investment Adviser considers them to be liquid.

     Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will, except for temporary investments as described below, invest at least 80% of the value of its net assets in Tax-Exempt Obligations, the interest on which is exempt from regular federal income taxes and from Colorado personal income tax. Such securities trade primarily in the over-the-counter market. Tax-Exempt Obligations on which the interest is treated as an item of tax preference for purposes of the alternative minimum tax will not be counted toward the 80% policy of the Fund. See the discussion of the alternative minimum tax under "WHAT IS THE EFFECT OF INCOME TAX ON MY INVESTMENT?"

     The Fund may, on a temporary basis, invest up to 50% of the value of its net assets in Tax-Exempt Obligations, the interest on which is exempt from regular federal income tax, but not Colorado personal income tax. Such Tax-Exempt Obligations would include those which are set forth under "WHAT ARE TAX-EXEMPT OBLIGATIONS?" and which would otherwise meet the Fund's objectives. This may be done if in the judgment of the Investment Adviser sufficient Colorado Tax-Exempt Obligations are not available for purchase, for temporary defensive purposes or to meet the cash needs of the Fund.

     The Fund also may invest up to 20% of the value of its net assets in fixed-income securities, the interest on which is subject to federal, state and local income tax. This may be done (a) pending the investment or reinvestment in Tax-Exempt Obligations, (b) in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors, or (c) where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. For purposes of this paragraph, the term "fixed-income securities" shall include only securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, and certificates of deposit of domestic banks which have capital, surplus and undivided profits of over $1 billion and which are members of the Federal Deposit Insurance Corporation. In addition to short-term investing in fixed-income securities, it is a fundamental policy of the Fund that it may invest up to 10% of the value of its net assets in the shares of registered investment companies which qualify as money market funds, the distributions from which are exempt from federal income taxation.

    The Fund may borrow money from banks for temporary purposes only, and in an amount not to exceed 10% of the value of its total assets. The Fund will not purchase portfolio securities if it has outstanding borrowings in excess of 5% of the value of its total assets.

    The Fund may purchase, without limitation, securities on a "when-issued" basis, in which case delivery and payment normally take place within 45 days from the commitment to purchase.

    A separate account of the Fund consisting of cash or liquid high-grade debt securities equal to the amount of the Tax-Exempt Obligations purchased by the Fund on a "when-issued" basis will be established with the Fund's custodian and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary.

    The Fund may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash).

    The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than the price of conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and paid-in-kind securities be reported as income to the Fund even though the Fund received no cash interest until the maturity or payment date of such securities.

    The Fund may also purchase floating rate and variable rate securities and municipal leases, including participation interests therein. For information about these Tax-Exempt Obligations and their potential effect on your investment, see "WHAT ARE TAX-EXEMPT OBLIGATIONS?"

CURRENT INVESTMENTS

    The table below sets forth, as of September 30, 1999, the percentage of the Fund's total assets in (i) rated Tax-Exempt Obligations, (ii) not rated Tax-Exempt Obligations as a group, (iii) not rated Tax-Exempt Obligations that have an equivalent rating of "Baa" or higher by Moody's or "BBB" or higher by S&P as determined by the investment adviser and (iv) not rated Tax-Exempt Obligations that have an equivalent rating of lower than "Baa" by Moody's or lower than "BBB" by S&P as determined by the Investment Adviser.

                    MOODY'S RATING            PERCENTAGE OF TOTAL TAX-
                   (S&P EQUIVALENT)              EXEMPT OBLIGATION
               ------------------------       ------------------------
            Rated Tax-Exempt Obligations
             Aaa(AAA)....................           18.5%
             Aa(AA)......................            0.8
             A(A)........................            2.3
             Baa(BBB)....................            1.3
             Ba(BB)......................            0.0
             B(B)........................            0.8
            All not rated Tax-Exempt
             Obligations as a group......           76.3
            Investment grade not rated
             Tax-Exempt Obligations......           68.4
            Below investment grade not
             rated Tax-Exempt
             Obligations.................            7.9

WHAT ARE THE RISKS OF INVESTING IN NOT RATED TAX-EXEMPT OBLIGATIONS?

    The Fund will attempt to maximize income exempt from federal and Colorado personal income taxes by investing up to 100% of its assets in Tax-Exempt Obligations that are not rated. Obligations which are not rated generally offer higher yields than Tax-Exempt Obligations in the higher ratings categories, but also are generally subject to higher risk. The following is a list of the risks associated with investing in not rated Tax-Exempt Obligations. Any one of these risks, or a combination of these risks, could adversely affect the Fund's net asset value, yield and total return. The anticipated higher yield from the not rated obligations may not be sufficient to offset losses caused by the following:

     - Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal.

     - Market risk is the potential for changes in bond prices due to changing market conditions or interest rates.

     - Income risk is the potential for a decline in income due to falling interest rates.

     - Prepayment risk or call risk is the likelihood that, during periods of falling interest rates, bonds will be prepaid or "called" prior to maturity, requiring the proceeds to be invested at a generally lower interest rate.

     - Liquidity risk is the reduced ability to sell or dispose of such obligations if shareholders request redemption of their shares.

WHAT ARE THE RISKS OF INVESTING IN LOWER RATED TAX-EXEMPT OBLIGATIONS?

     There are several risks associated with investing in not rated obligations. Any one of these risks, or a combination of them, could have an adverse affect on the Fund's net asset value and income. Tax-Exempt Obligations which are rated "Baa" or higher by Moody's or "BBB" or higher by S&P are considered "investment grade" and are regarded as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate." The Investment Adviser has deemed many of the issuers of not rated Tax-Exempt Obligations in which the Fund invests to be comparable to issuers having such ratings.

     The Tax-Exempt Obligations that are rated lower than "Baa" by Moody's or lower than "BBB" by S&P have speculative characteristics and changes in economic conditions or other circumstances may lead to weakened capacity to make principal and interest payments in comparison to higher rated bonds. Tax-Exempt Obligations which are rated lower than "Baa" by Moody's or lower than "BBB" by S&P ordinarily provide higher yields but involve greater risks because of reduced creditworthiness and increased risk of default.

     Lower-rated Tax-Exempt Obligations generally tend to reflect short-term economic and market developments to a greater extent than higher-rated Tax-Exempt Obligations which react primarily to fluctuations in the general level of interest rates. In addition, since there are fewer investors in lower-rated Tax-Exempt Obligations, it may be harder to sell these Tax-Exempt Obligations at the optimum time. As a result of these factors, lower-rated Tax-Exempt Obligations tend to have more price volatility and carry more risk to principal and income than higher-rated Tax-Exempt Obligations.

     An economic downturn may adversely affect the value of some lower-rated Tax-Exempt Obligations. Such a downturn may especially affect highly leveraged issuers or issuers in cyclically sensitive industries, where deterioration in an issuer's cash flow may impair its ability to meet its obligation to pay principal and interest to holders of Tax-Exempt Obligations in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated Tax-Exempt Obligations may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated Tax-Exempt Obligations may receive less principal and interest than they had anticipated at the time such Tax-Exempt Obligations were purchased. In the event of a restructuring, the Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer.

     The secondary trading market for lower-rated Tax-Exempt Obligations is generally less liquid than the secondary trading market for higher-rated Tax-Exempt Obligations. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Fund's portfolio.

     There is also an increased possibility of redemption earlier than the stated maturity date. Many municipal debt obligations, including many lower-rated Tax-Exempt Obligations, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call Tax-Exempt Obligations during periods of declining interest rates. In these cases, if the Fund owns a Tax-Exempt Obligation which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

WHAT ARE TAX-EXEMPT OBLIGATIONS?

     Tax-Exempt Obligations include tax-exempt bonds and other tax-exempt securities (tax-exempt notes and tax-exempt municipal leases) issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and, in certain instances, applicable state or local income taxes. Such Tax-Exempt Obligations are traded primarily in the over-the-counter market.

TAX-EXEMPT BONDS

     The Fund will invest, as a nonfundamental policy and under normal circumstances, a minimum of 65% of the value of its total assets in not rated "tax-exempt bonds," as that term is described in the following paragraphs.

     A tax-exempt bond is a certificate of indebtedness, extending over a period of more than one-year from the time it is issued, evidencing the issuer's promise to pay both principal and interest in the future. The amounts of principal and interest, as well as the time when these amounts are due, are specifically described in the bond instrument.

     Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions and for general operating expenses. Private activity bonds ("PABs"), which are considered tax-exempt bonds if the interest paid thereon is exempt from regular federal income taxes, are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. Under the Tax Reform Act of 1986, interest on most post 1986 PABs, while still exempt from the regular income tax, constitutes an item of tax preference in determining the alternative minimum tax. For a more complete discussion, see "WHAT IS THE EFFECT OF INCOME TAX ON MY INVESTMENT?"

     Two principal classifications of tax-exempt bonds are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although PABs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the user. The payment of the principal and interest on PABs is dependent solely on the ability of the user of the facilities or assets financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund's Investment Adviser will seek to invest in those general obligation and revenue bonds which will best achieve the Fund's principal and secondary investment objectives.

OTHER TAX-EXEMPT SECURITIES

     Although the Fund will invest, as described above, a minimum of 65% of its total assets in tax-exempt bonds, it will also acquire other tax-exempt securities such as tax-exempt notes and tax-exempt municipal leases, described in the following paragraphs.

TAX-EXEMPT NOTES

     Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Notes issued by the State of Colorado, its municipalities and public authorities are exempt from regular federal income taxes and from Colorado personal income taxes. Tax-exempt notes include:

     1. Project Notes. Project Notes are backed by an agreement between a local issuing agency and the federal Department of Housing and Urban Development, and are guaranteed by the United States Government. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and urban renewal programs). They are primarily obligations of the local public housing agencies or the local urban renewal agencies. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from the Project Notes.

     2. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     3. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

     4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the payment of the Notes.

     5. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

TAX-EXEMPT MUNICIPAL LEASES

     Tax-exempt municipal leases are issued for one to ten years. They provide municipal authorities with funds to lease various types of property and equipment. The property or equipment serves as collateral for the owner of the lease. Tax-exempt municipal leases are generally self-amortizing through the term of the lease.

     A municipal lease is subject to annual appropriation by its issuing municipal authority each year. In other words, while the lease may be for a term exceeding one year, the issuing municipality will only commit to payments on the lease for a one-year period. If the issuing municipality does not appropriate sufficient funds for the following year's lease payments, the lease will go into default with the potential for significant loss of principal and accrued interest to the investor.

     In the event of default, the owner of the lease has limited recourse to recover unpaid principal and accrued interest from the issuing municipality. This recourse is limited to possession and the subsequent sale of the leased property. There is no assurance that the proceeds from a sale will be sufficient to pay the total amount of unpaid principal and accrued income due on the lease. If the proceeds are not sufficient to pay the unpaid principal and accrued income, an investor will realize a capital loss.

     The secondary trading market for tax-exempt municipal leases is limited. As a result, investment in tax-exempt municipal leases involves special investment risk considerations not associated with general obligation or revenue municipal debt obligations.

WHEN-ISSUED SECURITIES

     The Fund may purchase Tax-Exempt Obligations on a "when-issued" basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the Tax-Exempt Obligations are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase Tax-Exempt Obligations on a when-issued basis with the intention of actually acquiring the Tax-Exempt Obligations, the Fund may sell these Tax-Exempt Obligations before the settlement date if it is deemed advisable.

     A separate account of the Fund consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Fund's custodian, and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital appreciation, which is not exempt from federal income taxes.

     Tax-exempt securities purchased on a when-issued basis and the securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a tax-exempt security on a when-issued basis can involve a risk of loss if the value of the Tax-Exempt Obligation or other security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. For a further description of the risks associated with "when-issued" securities, see "WHAT ARE THE RISKS OF INVESTING IN LOWER-RATED TAX-EXEMPT OBLIGATIONS?"

FLOATING RATE AND VARIABLE RATE TAX-EXEMPT OBLIGATIONS

     The Fund may purchase floating rate and variable rate Tax-Exempt Obligations, including participation interests therein. Investments in floating or variable rate Tax-Exempt Obligations normally will involve PABs which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that the Fund can demand payment of the obligation on short notice, usually ten days, at par plus accrued interest, which amount may be more or less than the amount the Fund paid for the Tax-Exempt Obligations. Floating rate Tax-Exempt Obligations have an interest rate which changes whenever there is a change in the designated base interest rate (generally every six months) while variable rate Tax-Exempt Obligations provide for a specified periodic adjustment in the interest rate. Frequently such Tax-Exempt Obligations are secured by letters of credit or other credit support arrangements provided by banks.

     The Fund may invest in participation interests purchased from banks in variable rate Tax-Exempt Obligations (such as PABs) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank. An irrevocable letter of credit is an unconditional promise by a bank to allow the owner of a participation to draw down on the letter of credit to meet any unpaid principal or interest payments. While the letter of credit gives additional security to an investor, it is backed only by the full faith and credit of the issuing bank and as such is based on the financial soundness of the bank. The letter of credit may lose its effectiveness if the bank becomes insolvent, is closed or restructured or is liquidated pursuant to an order from an appropriate banking authority.

     The Investment Adviser will monitor the pricing, quality and liquidity of the variable rate demand Tax-Exempt Obligations held by the Fund, including the PABs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other analytical services to which the Investment Adviser may subscribe. Participation interests will be purchased only if, in the opinion of bond counsel for the original issuance of such participation interests, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

SPECIAL FACTORS AFFECTING ISSUERS OF COLORADO TAX-EXEMPT OBLIGATIONS

     Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government, however, are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.

     There are approximately 4,000 total active units of local government in Colorado. These include counties, home rule cities and counties, statutory cities and towns, school districts, water and sanitation districts, fire protection districts, metropolitan districts, general improvement districts and service districts. These municipal entities all have some constitutional and/or statutory authority to collect taxes, generate revenues and incur indebtedness.

     A major revenue source for many of these municipalities is the ad valorem property tax levied at the local level. Colorado received $3,195,071,808 and $3,032,963,241 in tax revenue in tax years 1998 and 1997, respectively. The 1998 assessed valuation of all real and personal property subject to taxation in Colorado was $40,167,970,063, which is up 4.2% from 1997 levels. The Colorado Legislative Council's economic forecast predicts an increase in state general fund revenues, of about 5.2% during the 1999-2000 fiscal year.

     The major risks to a continued economic recovery in Colorado are reduced federal expenditures, particularly in the area of defense, cessation of large public works projects in the state, a drop in tourism caused by the lack of any state-sponsored advertising, and reduced commercial real estate values. Any of these potential events could adversely affect the Colorado economy and local governmental revenues. Additionally, on November 3, 1992, Colorado voters approved an amendment to the Colorado Constitution which is commonly referred to as the Taxpayer's Bill of Rights ("TABOR"). TABOR imposes various limits and new requirements on spending by the State of Colorado and all Colorado local governments (each of which is referred to in this section as a "Governmental Unit").

     Any of the following, for example, now requires prior voter approval: (i) any increase in a Governmental Unit's spending from one year to the next in excess of the rate of inflation plus a "growth factor," as defined in TABOR;
(ii) any increase in the real property tax revenues of a local Governmental Unit (not including the State) from one year to the next in excess of inflation plus the appropriate "growth factor"; (iii) any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase for a property class, extension of an expiring tax or a tax policy change directly causing a net tax revenue gain; and (iv) except for refinancing bonded indebtedness at a lower interest rate or adding new employees to existing pension plans, creation of any multiple-fiscal year direct or indirect debt or other financial obligation whatsoever without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years.

     TABOR has reduced the financial flexibility of all levels of Colorado government. Consequently, local governments dependent on taxes from residential property, have experienced diminished revenues. On January 15, 1985 a state constitutional amendment, referred to as the Gallagher Amendment was enacted. Gallagher requires that the residential assessment ratio be adjusted from year to year in order to maintain the commercial property ratio and other classes at 29.0%. As a result, the Gallagher Amendment has effectively lowered the residential assessment rate on residential property from 21.0% (prior to the enactment) to the current rate of 9.74%.

     There can be no assurance that these, or other events, will not negatively affect the market value of the securities in the Fund or the ability of municipal entities to pay their debt obligations in a timely manner.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The tax-exempt bond market in Colorado was characterized during this past year by certain relevant market conditions, some of which are unique to Colorado and others which are true of the tax-exempt market generally.

RELEVANT MARKET CONDITIONS

     The passage of TABOR in Colorado and the restrictions imposed by federal law limiting the ability of local governments to finance new projects and refinance outstanding debt have severely limited the supply of tax-exempt bonds within the state. The desirability of Colorado bonds is directly tied to the relatively strong local economy and the fact that the tax base is broadening in most areas. New residences are being built at a pace not seen since the mid-eighties and commercial properties are continuing to recover. A healthy real estate economy translates into improved property tax collections, increased sales and use taxes, service charges and tap fees all of which are the very revenue sources most often pledged to the payment of municipal debt service. Additionally, lower interest rates are allowing the stronger local governments to refinance their outstanding debt, which makes them sounder financially and better able to sustain operations in the years ahead.

INVESTMENT STRATEGY

     The Fund is the only fund of its type which is specifically designed to choose from among the not rated Tax-Exempt Obligations in the State of Colorado and to select for investment not rated Tax-Exempt Obligations which demonstrate suitable repayment characteristics. It is management's belief that if properly chosen, Tax-Exempt Obligations of this type will, over the long-term, generate higher returns to investors than rated Tax-Exempt Obligations even after taking into account the incidence of actual defaults on not rated Tax-Exempt Obligations.

     Ideally, not rated Tax-Exempt Obligations in a growing economy tend to improve over time as their credit history matures, their tax base broadens, and they achieve additional diversity as well as financial stability. This trend, if it develops, exerts an upward bias on the price of a given entity's securities. It should also be noted that such a trend may take a number of years to develop and is subject to the potentially adverse effect of economic cycles along the way.

     Management believes that not rated Tax-Exempt Obligations do not precisely follow the general market which has caused the Fund's net asset value to be more stable. While the not rated market does follow the larger market's general direction, it tends to react more slowly and the amplitude of the change tends to be less, all other factors being equal. For example, the value of not rated Tax-Exempt Obligations did not decline as much as rated Tax-Exempt Obligations when interest rates rose quickly in 1994. Conversely, in 1995, when interest rates fell precipitously, the value of not rated Tax-Exempt Obligations went up, but at a slower pace.

     During the 1980's an unprecedented number of issuers experienced trouble meeting debt service payments, which exposed bondholders to "credit risk." As a result, many funds in competition with the Fund have spent the last several years focusing on this element of risk. These funds buy bonds with underlying investment grade ratings and then further insure payment by buying municipal bond insurance on the credit. This strategy provides an abundance of protection with respect to meeting debt service payments, but it provides no protection against fluctuations in interest rates. In 1994 the market reminded investors about so-called "market risk" when interest rates rose by over two percentage points in a single year. Management believes that "market risk" is more often a concern than "credit risk" because historically the interest rate cycle seems to repeat roughly every five to seven years and severe credit crunches typically occur less frequently. Generally, the net asset value of a fund with longer maturities on its bonds has more exposure to principal volatility during changes in interest rates. The Fund attempts to further ensure against market swings by keeping the average maturity of the portfolio relatively short compared to competing products. In the not rated arena long-term yields are not sufficiently higher than short-term yields to justify making extremely long-term investments.

     Much attention is presently being given to several income tax proposals being discussed in the Congress of the United States. It is not possible at this juncture to determine if or when these proposals may be adopted or what effect the final structure might have on tax-exempt securities. Management's strategy is to attempt to nullify the effect of any such change by keeping the average maturity relatively short and by purchasing new additions to the portfolio at as near to the comparable rate on taxable instruments as the market will permit. The weighted average maturity of the Fund's portfolio was 11.7 years as of January 11, 2000.

     To summarize, management continues to believe strongly in the prospects of the Fund's market niche. The Fund's emphasis will continue to be to maximize the distribution of tax-exempt income and at the same time strive for as stable a net asset value as possible.

YEAR 2000

     The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect the Fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

     While the date change from 1999 to 2000 did not cause any apparent operational problems, the Investment Adviser is dedicated to providing a high degree of diligence to ensure that the shareholders are not harmed by any future computer problems associated with the year 2000.

     However, despite the Investment Adviser's efforts, noncompliant computer systems could have a material adverse effect on the Fund's business, operations or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of the securities owned by the Fund.

INVESTMENT RESULTS

     The calendar year ended December 31, 1999 was generally negative for bonds. Most bond funds showed principal declines throughout the year. The yield curve shifted upward as investor's inflation fears were renewed. Bond prices experienced their second worst year in history, not unlike the very turbulent years of 1994 and 1995. By contrast, 1994 was the worst year in current history for bonds and 1995 was the third-best year ever. The years 1996, 1997 and 1998 were largely uneventful for bonds. The cumulative total returns for the last five calendar years for bond funds in the Fund's peer group vary from 30% to 50%.

     The Fund experienced a 3.29% total return at net asset value for the calendar year ended December 31, 1999. In two out of the last six years (calendar years 1994 and 1996) the Fund was ranked by Morningstar Inc., as the number-one fund performer in the United States in the category of single state municipal bond funds. According to Morningstar Inc., at the end of 1998, the Fund also led all other Municipal Bond Funds in the five-year total performance category which helps to demonstrate its consistency over a longer time period. In calendar year 1999, the Fund was cited by Morningstar Inc., as the best tax-free fund in the country, ranked above 1,433 other competing funds.

     The Fund's average annual total returns at net asset value were 3.64%, 7.41% and 6.99% for the one-five-and ten-year periods ended September 30, 1999, respectively. The average annual total returns at maximum offering price are (0.95%), 6.37% and 6.47% for the one- five- and ten-year periods ended September 30, 1999, respectively. Cumulative total returns at net asset value and maximum offering price for the 10-year period ended September 30, 1999 were 96.51% and 87.23%, respectively.

 The following graph depicts the Fund's performance for the fiscal years ended September 30 since the inception of the Fund on June 4, 1987. Also depicted is comparative information with respect to the Lipper General Municipal Debt Fund Index, which is a non-weighted index of the 30 largest funds within the General Municipal Debt Fund investment objective.

                                     [Graph]

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                COLORADO BONDSHARES -- A TAX-EXEMPT FUND AND THE
                   LIPPER GENERAL MUNICIPAL DEBT FUND INDEX(1)

                           MEASUREMENT PERIOD     COLORADO BONDSHARES(4)  LIPPER GENERAL MUNICIPAL DEBT(3)
                           ------------------     ----------------------  --------------------------------
                                 6/4/87(5)              $  9,525                     $ 10,000
                                 9/30/87                   9,278                        9,684
                                 9/30/88                  10,166                       11,076
                                 9/30/89                  11,029                       12,068
                                 9/30/90                  11,097                       12,703
                                 9/30/91                  12,039                       14,350
                                 9/30/92                  13,133                       15,855
                                 9/30/93                  14,253                       17,977
                                 9/30/94                  15,180                       17,363
                                 9/30/95                  16,402                       19,125
                                 9/30/96                  17,902                       20,239
                                 9/30/97                  19,452                       22,446
                                 9/30/98                  20,935                       24,500
                                 9/30/99                  21,598                       23,900

Average Annual Total Return(2)

Periods ended 9/30/99
---------------------
 1  Year                     3.64%
 5  Year                     7.41%
10  Year                     6.99%

----------

(1) Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated period of time, taking into account the imposition of the sales charge and other fees and assuming the reinvestment of all dividends and distributions. Past performance is not indicative of future performance.

(2) Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Average annual total returns at net asset value, for the one-year, five-year and ten-year periods ended 9/30/99 are 3.64%, 7.41%and 6.99%, respectively. Average annual total return at net asset value does not include the imposition of the sales charge and assumes the reinvestment of all dividends and distributions.

(3) Includes reinvestment of dividends but does not reflect any adjustment for sales charge.

(4) Includes reinvestment of dividends and adjustment for the maximum sales charge of 4.75%.

(5)  Commencement of operation.

HOW IS THE FUND MANAGED?

INVESTMENT ADVISER

     The Investment Adviser of the Fund is located at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202. The Investment Adviser is responsible for administering the Fund's daily business affairs and managing the investment of assets for the Fund.

     Pursuant to an advisory agreement between the Fund and the Investment Adviser (the "Advisory Agreement"), the Fund pays the Investment Adviser an annual fee of 0.5% of the Fund's average daily net assets. In return, the Investment Adviser will attempt to meet the Fund's investment objectives by providing portfolio management and credit analysis services pursuant to the Advisory Agreement and to this prospectus. Under the Advisory Agreement and subject to the control of the Board, the Investment Adviser will manage the investment of the assets of the Fund, including the purchase and sale of portfolio securities consistent with the Fund's investment objectives and policies.

PORTFOLIO MANAGER

     Fred R. Kelly, Jr., is President, Secretary and Treasurer of the Investment Adviser and is also the Fund's portfolio manager. Mr. Kelly has, since November 1990, been the portfolio manager for the Fund and has been primarily responsible for the day-to-day management of the Fund's portfolio. From September 2, 1992 to November 30, 1994, Mr. Kelly also served as Secretary and Treasurer to the Fund. For 10 years preceding his appointment as portfolio manager, Mr. Kelly worked for the investment banking firm of Hanifen, Imhoff Inc. ("Hanifen") and specialized in the area of tax-exempt public finance serving as financial adviser and investment banker for public entities primarily in the Rocky Mountain region. More recently, Mr. Kelly has been actively involved in the restructuring of financially troubled projects, has acted as a financial consultant and has appeared as an expert witness in the area of tax-exempt finance in Chapter 9 and Chapter 11 bankruptcy cases. Prior to joining Hanifen, Mr. Kelly was employed for six years by the U.S. Treasury Department, Comptroller of the Currency, as a Senior Field Examiner. Mr. Kelly is a past director of the Colorado Municipal Bond Dealers Association and Kansas National Bancorporation. Mr. Kelly pursued his undergraduate study at the University of Wyoming in Laramie, receiving his Bachelor's degree in Accounting with emphasis in Finance. Subsequently, he attended Northwestern University in Evanston, Illinois, where he completed his postgraduate work in banking.

HOW CAN I INVEST IN THE FUND?

     Shares of the Fund are being continuously offered through securities dealers who are members of the National Association of Securities Dealers, Inc. ("NASD") and who have a dealer agreement with the underwriter, SMITH HAYES Financial Services Corporation ("SMITH HAYES" or the "Underwriter"). Broker-dealers may be classified as statutory underwriters under Section 2(11) of the Securities Act of 1933, as amended.

     Shares of the Fund will be purchased at the offering price based on the net asset value next determined following receipt of the order by the Fund, plus the applicable sales charges. Any orders received by the Fund from you directly or from your broker, as the case may be, before 2:00 p.m. Denver, Colorado time will receive that day's share price, which is the net asset value at the close of business of the New York Stock Exchange ("NYSE") that day. Orders received after 2:00 p.m. will be priced based on the net asset value at the close of business of the NYSE the next day. The Fund is open for business each day on which the New York Stock Exchange is open.

     You can open an account for $500 or more by delivering a check made payable to "Colorado BondShares -- A Tax-Exempt Fund," and a completed General Authorization Form, either to your broker or to the Fund at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202. The Fund's telephone numbers, including toll-free numbers, are set forth on the back cover of this prospectus.

     You may make additional purchases at any time by delivering a check either to your broker or to the Fund at the address stated above. There is no minimum purchase amount required for these subsequent investments.

     Instructions for redemptions and other transactions in accounts and requests for information about an account should go to the above stated address.

     Any share purchases will be made through the Fund from the investment dealer designated by the shareholder. A shareholder may change his dealer at any time upon written notice to the Investment Adviser, provided that the new dealer has a dealer agreement with the Underwriter.

WHAT DO SHARES COST?

     The price you pay for shares of the Fund is the public offering price, which is the sum of the next determined net asset value of the shares and a sales charge. The sales charge is a one time charge paid at the time of purchase of shares, most of which ordinarily goes to your broker-dealer to compensate him for the services provided to you. SMITH HAYES will serve as a broker-dealer with respect to sales of shares of Fund.

     SMITH HAYES may offer cash or non-cash incentives to dealers in addition to sales charges in order to promote the sale of shares of the Fund. Any such cash or non-cash incentives will be in compliance with all applicable rules and regulations of the NASD.

HOW IS NET ASSET VALUE PER SHARE DETERMINED?

     The net asset value per share of the Fund is determined as of the close of business of the NYSE for each day the Exchange is open. Net asset value is determined by dividing the value of the net assets of the Fund (total assets less liabilities) by the number of shares outstanding. The value of total assets is primarily the sum of the market values of the bonds, other investments and cash in the portfolio.

     In determining the market values of bonds and other investments in the portfolio, the Fund uses valuations provided on a daily basis by a pricing service approved by the Board. The pricing service uses quotes from bond dealers, market transactions and other relevant information in setting these values. However, the determination of market values for municipal bonds, particularly not rated municipal bonds, can be a very subjective process due to the infrequency at which individual bonds actually trade and the limited amount of information that is available with respect to many municipal issuers. Therefore, in addition to the pricing service, the Board has determined that it is appropriate to verify the values of bonds for which there is not an active market by obtaining quotes from municipal bond dealers in Colorado on a periodic basis. If, in the opinion of the Investment Adviser, the valuation provided by the pricing service appears less reliable than that provided by a consensus from at least two municipal bond dealers, the Investment Adviser will use the value provided by the bond dealers.

     In the future, the Board may direct the Fund to rely on other methods or combination of methods in determining the market values of its municipal bonds. These other methods may include the use of a matrix system, the use of relative changes in a municipal index or price changes of municipal future contracts or some other method that the Board determines appropriate.

HOW ARE SALES CHARGES DETERMINED?

     Sales charges for the Fund's shares are determined on the basis of the amount of shares purchased, in accordance with the following schedule:

                                                                                          DEALER
                                                                              % OF       DISCOUNT
                                                                               NET        AS % OF
                                                                  SALES      AMOUNT      OFFERING
                                      AMOUNT OF PURCHASE         CHARGE     INVESTED       PRICE
                                 --------------------------      ------     --------     --------
                                 Less than $100,000........       4.75%       4.99%        4.35%
                                 $100,000 up to $249,999...       3.50        3.63         3.00
                                 $250,000 up to $499,999...       2.50        2.56         2.00
                                 $500,000 up to $999,999...       2.00        2.04         1.50
                                 $1,000,000 up to
                                   $3,999,999..............       1.00        1.01         0.90
                                 $4,000,000 or more........       0.20        0.20         0.15

REDUCTIONS IN SALES CHARGES

     Volume discounts are provided if the total amount being invested in shares of the Fund reaches the levels indicated in the above sales charge schedule.

     Rights of accumulation allow the Fund's shares to be purchased at the rate applicable in the discount schedule after adding the value of shares already owned by the investor to the amount of the Fund shares being purchased.

     A letter of intent allows you to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount of dollars that you state in the letter that you intend to purchase. For more information concerning terms of letters of intent, see the General Authorization Form.

     Net Asset Value transfer privilege allows shareholders who own shares of unrelated mutual funds that have paid a sales charge to purchase shares of the Fund at net asset value to the extent that the purchase price of Fund shares is funded by the proceeds from the redemption (within 60 days prior to the purchase of Fund shares) of shares of such unrelated mutual funds.

     For any such discounts, the purchaser or his broker-dealer must provide the Fund with sufficient information to permit verification that the purchase order qualifies for the discount privilege. Confirmation of the order is subject to such verification.

     Reductions in sales charges apply to purchases by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

     The Fund may sell shares at net asset value to present and retired trustees, officers, directors, employees (and their respective spouses and minor children) of the Fund, the Investment Adviser, SMITH HAYES, Hanifen, Imhoff Holdings, Inc. and its affiliates as constituted on November 17, 1994 and other NASD registered representatives. Such sales also may be made to employee benefit plans for such persons (and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Investment Adviser or any affiliate).

HOW CAN I "SELL" MY SHARES?

     The Fund will redeem shares at their next determined net asset value based on the procedures described below.

     Shares may be redeemed without charge at any time upon written request to the Fund, containing the signature(s) of the shareholder(s), which must be guaranteed by a member firm of a principal stock exchange or a commercial bank or trust company. Such member firm must be a participant in good standing in a Securities Transfer Association-recognized signature guarantee program. The Fund may request further documentation from corporations, executors, administrators, trustees or custodians. When the proceeds of a redemption are to be paid to someone other than a shareholder, the shareholder's signature(s) must be guaranteed on the redemption request as described above. A shareholder will receive the net asset value per share next determined after receipt of his request in good order.

     Shares may also be redeemed by calling the Fund directly at (303) 572-6990, or outside of Denver, (800) 572-0069. To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, proceeds will be mailed as registered on the account or will be wired to the bank account designated on the General Authorization Form.

     Once you have redeemed your shares, a check for the proceeds will be mailed to you within seven calendar days after your redemption request is received in proper form. The Fund will not mail redemption proceeds until checks received for the purchase of shares have cleared, which may take up to 15 days. The proceeds, of course, may be more or less than your cost.

HOW CAN I REINSTATE MY INVESTMENT?

     If you redeem shares and then decide you should not have redeemed them, you may, within 30 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of sales charge, all or any part of your investment in shares of the Fund. Your investment will be reinstated at the net asset value per share established at the close of the New York Stock Exchange on the day your request is accepted. You may use this privilege to reinstate an investment in the Fund only once.

     Exercise of the reinstatement privilege does not alter the federal income tax status of any gain realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

WHAT DISTRIBUTIONS WILL I RECEIVE?

     The Fund declares dividends of net investment income daily. Dividends are paid to shareholders on the 15th day of each month ("Payable Date"). If the 15th day of a month falls on a weekend or holiday on which the New York Stock Exchange is closed, the dividend will be distributed on the next succeeding business day. Payments vary in amount depending on income received from portfolio securities and expenses of operation.

     Shares will begin earning dividends on the day after which the Fund receives payment and shares are issued. Shares or cash continue to earn dividends through the date they are redeemed or delivered subsequent to reinstatement.

     You also may elect to have your dividends paid to another person. If you desire to do so, please complete Item 7 on the General Authorization Form.

     The Fund will generally distribute sufficient net income to avoid the application of the 4% excise tax imposed pursuant to the Internal Revenue Code of 1986, as amended (the "Code").

WHAT IS THE EFFECT OF INCOME TAX ON MY INVESTMENT?

FEDERAL INCOME TAXES

     The Fund intends to continue to qualify as a "regulated investment company" under the Code, and intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund may pay "exempt-interest dividends" to its shareholders. The Fund has received an opinion of counsel from Kutak Rock LLP to the effect that, subject to certain conditions described therein, the Fund will be characterized as a regulated investment company, as described in Section 851 of the Code. In order to pay exempt-interest dividends, at least 50% of the value of the Fund's total assets must consist of obligations exempt from regular federal income tax pursuant to
Section 103(a) of the Code. The federal income tax consequences of a distribution by the Fund at the shareholder level will be as follows:

     Net interest income on obligations exempt from federal income tax, when distributed to shareholders and designated by the Fund as exempt-interest dividends, will be exempt from regular federal income tax in the hands of the shareholders. Short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. Long-term capital gain distributions to shareholders will be treated as taxable long-term capital gain, whether received in shares of the Fund or in cash, regardless of how long a shareholder has held his shares. It is not likely that the Fund will retain undistributed capital gains; however, in such an event, a shareholder must include in income, as long-term capital gain, his share of undistributed long-term capital gain designated by the Fund. Under such circumstances, the shareholder may claim a refundable credit against the tax for his proportionate share of any capital gain tax paid by the Fund.

     Generally, a 20% maximum long-term capital gains tax rate applies to assets held for more than 12 months.

     The amount of any "market discount" (generally the amount by which the cost is less than the face amount of the bond) is taxed as ordinary income. This means that most "capital appreciation" on these bonds will now be distributed to, and taxed to, the shareholders as ordinary interest income (rather than as capital gains).

     Under Section 55 of the Code, the alternative minimum tax now applies to all taxpayers, including corporations, and increases a taxpayer's tax liability only to the extent it exceeds the taxpayer's regular income tax (less certain credits) for the year. The alternative minimum tax is equal to 26% (or in some cases, 28%) in the case of individuals (20% for corporations) of the excess of the taxpayer's taxable excess, which is the amount by which alternative minimum taxable income exceeds the applicable exemption amount. The exemption is $45,000 for spouses filing a joint return, $33,750 for a single taxpayer, and $22,500 for a married taxpayer filing a separate return, or for a trust or estate. The exemption is phased out at the rate of

$0.25 for each dollar by which a taxpayer's alternative taxable income exceeds a predetermined amount. For the tax years beginning after December 31, 1993, certain corporations the gross receipts of which are not, for every 3-taxable-year period, greater than $5,000,000 for the first 3-year period and greater than $7,500,000 for each period thereafter, will be exempt from the alternative minimum tax.

     "Alternative minimum taxable income" is a taxpayer's taxable income (i) determined with specified adjustments for the alternative minimum tax and (ii) increased by "items of tax preference." The types of income constituting "items of tax preference" include otherwise allowable tax-exempt interest on private activity bonds issued after August 7, 1986 (except bonds issued by charities qualifying under Section 501(c)(3) of the Code).

     Under the Code any loss on the sale or exchange of shares in the Fund held by a shareholder for six months or less will be disallowed to the extent the shareholder received exempt-interest dividends with respect to those shares.

     Distributions from the Fund's non-exempt investment income and from any net realized short-term gain will be taxable to shareholders as ordinary income, whether received in cash or in additional shares of the Fund. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     Written notice concerning the federal income tax status of distributions will be mailed within 60 days after the close of the year to shareholders of the Fund annually in accordance with applicable provisions of the Code.

     Regulated investment companies will be subject to a non-deductible excise tax equal to 4% of the excess of the amount required to be distributed for the calendar year over the distributed amount for the calendar year. The Fund intends to avoid the imposition of this excise tax, and will therefore distribute during each calendar year at least 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of the calendar year.

     UNLESS A SHAREHOLDER INCLUDES HIS TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) IN THE GENERAL AUTHORIZATION FORM AND CERTIFIES THAT HE IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF NON-EXEMPT DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER.

     Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing Fund shares.

     The limitations on the deduction of miscellaneous itemized deductions do not apply to publicly offered regulated investment companies. The Investment Adviser intends to use its best efforts to ensure that the Fund qualifies as a publicly offered regulated investment company for the purposes of the foregoing provision.

COLORADO INCOME TAXES

     Individuals, trusts, estates, and corporations who are holders of shares of the Fund and who are subject to Colorado income tax will not be subject to Colorado tax on distributions from the Fund to the extent that such distributions qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of Colorado or any of its political subdivisions; or (2) distributions derived from interest on obligations of the United States or its possessions included in federal adjusted gross income.

     To the extent that distributions on shares of the Fund are attributable to sources of income not described in the preceding sentences, including capital gains, such distributions will not be exempt from Colorado income tax.

     As intangibles, shares in the Fund will be exempt from Colorado property taxes.

OTHER STATE AND LOCAL INCOME TAXES

     Distributions from the Fund may be subject to income taxation in other jurisdictions. Individuals, trusts, estates and corporations who are holders of shares of the Fund and who are subject to state and/or local income taxation outside of Colorado should contact their personal income tax adviser regarding the proper treatment of these amounts.

WHAT SERVICES ARE PROVIDED TO SHAREHOLDERS?

     For general information about Colorado BondShares -- A Tax-Exempt Fund, call or write the Fund at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202. The telephone number is (303) 572-6990, or, outside of Denver, (800) 572-0069. You may call on Monday through Friday (except holidays) between the hours of 8:00 a.m. and 4:00 p.m. Denver, Colorado time and your calls will be answered by our service representatives.

     As a shareholder, you will receive semi-annual reports. In addition, you will receive statements confirming transactions in your account and the current balance of shares you own. For your convenience, all shares acquired in an account will be credited as book credits.

GENERAL INFORMATION

     The Investment Adviser is also the shareholder service agent ("Service Agent"), and as such, maintains a record of your ownership and will send you monthly statements of your account. Shareholder inquiries should be directed to your registered representative or the Service Agent or the Fund at the telephone numbers or mailing addresses listed in the prospectus.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). With respect to the fiscal years ended September 30, 1995, 1996, 1997 and 1998 this information has been audited by KPMG LLP, the Fund's former independent auditors. With respect to the fiscal year ended September 30, 1999, the information has been audited by Fortner, Bayens, Levkulich and Co., P.C., the Fund's independent auditors. These reports, along with the Fund's financial statements, are included in the Statement of Additional Information of the Fund, which is available upon request.

     Selected data for a share of beneficial interest outstanding for the periods ended September 30 is as follows:


                                                                                         YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------------------------
                                                               1999           1998           1997           1996           1995
                                                            ----------     ----------     ----------     ----------     ----------

     Per Share Operating Data:

     Net asset value, beginning of period                   $     9.64     $     9.58     $     9.37     $     9.16     $     9.07
                                                            ----------     ----------     ----------     ----------     ----------
     Net investment income                                        0.56           0.62           0.58           0.61           0.60

     Net realized and unrealized gain (loss) on investments      (0.22)          0.06           0.21           0.20           0.09
                                                            ----------     ----------     ----------     ----------     ----------
     Increase from investment operations                          0.34           0.68           0.79           0.81           0.69

     Dividends from net investment income                        (0.56)         (0.62)         (0.58)         (0.60)         (0.60)
                                                            ----------     ----------     ----------     ----------     ----------
     Net increase (decrease) in net asset value                  (0.22)          0.06           0.21           0.21           0.09
                                                            ----------     ----------     ----------     ----------     ----------
     Net asset value, end of period                         $     9.42     $     9.64     $     9.58     $     9.37     $     9.16
                                                            ==========     ==========     ==========     ==========     ==========
     Total Return, at Net Asset Value (1)                         3.64%          7.62%          8.66%          9.15%          8.05%
                                                            ==========     ==========     ==========     ==========     ==========
     Ratios/Supplemental data:
     Net assets, end of period (000)s                       $   84,142     $   73,108     $   67,249     $   50,583     $   44,768
     Ratios to average net assets:
         Net investment income                                    5.96%          6.66%          6.13%          6.50%          6.81%
         Expenses, inclusive of expenses paid indirectly by        .73%           .77%           .84%           .77%           .84%
     the Fund
         Expenses, net of expenses paid indirectly by the          .64%           .66%           .73%           .70%           .77%
     Fund

     Portfolio turnover rate(2)                                  21.95%         28.63%         27.66%         24.53%         27.48%
                                                            ==========     ==========     ==========     ==========     ==========

------------

(1) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The portfolio turnover rate is computed by dividing the lesser of purchases or sales of portfolio securities for a period by the monthly average of the market value of portfolio securities owned during the period. Sales of securities include the proceeds of securities which have been called, or for which payment has been made through redemption or maturity. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation.

     Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period September 30, 1999 were $24,638,985 and $16,532,855, respectively.

                    COLORADO BONDSHARES -- A TAX-EXEMPT FUND
                           GENERAL AUTHORIZATION FORM


-----------------------------------------------------------------------------------------------------------------------------------

   1 REGISTRATION          PLEASE PRINT
     Individual
     Use Line A            A.
                           -------------------------------------------------------------              ----------------------
         -OR-              First Name              Initial              Last Name                     Soc. Sec. No.

     Joint Owners
     Use Lines A & B

         -OR-              B.
                           -------------------------------------------------------------              ----------------------
     Transfers to Minors   Joint Owner (A Joint Tenancy with right of survivorship                    Soc. Sec. No.
     Under UTMA            will be presumed, unless otherwise indicated.)
     Use Lines C & D

         -OR-                                                                                         ----------------------

     Corporations,         C.                                                                         U.S. Citizen (Y/N)
     Trusts,               -------------------------------------------------------------
     or others in any      Custodian's Name, as custodian for under the Uniform
     representative        Transfers to Minors Act ("UTMA")
     capacity
     Use Line E
                           D.
                           -------------------------------------------------------------              ----------------------
                           Minor's Name                                                               Minor's Soc. Sec. No.

                           E.
                           -------------------------------------------------------------              ----------------------
                           Account Title (where appropriate include name of trustee,                  Tax I.D. No.
                           beneficiary, etc.)

-----------------------------------------------------------------------------------------------------------------------------------

   2 SIGNATURE             Under penalties of perjury I (we) certify that the number(s)
         AND               shown on this form is my (our) correct taxpayer
     CERTIFICATE           identification number (social security number for Individual
     individuals)          and that I (we) am (are) not subject to backup
     Use Line A            withholding either because I (we) have not been notified
         -OR-              that I (we) am (are) subject to backup withholding as a
     Joint Owners          result of a failure to report all interest or dividends, or
     Use Lines A & B       the Internal Revenue Service has notified me (us) that I
         -OR-              (we) am (are) no longer subject to backup withholding. I
     Transfers to Minors   (we) certify to my (our) legal capacity to purchase or
     Under UTMA            redeem shares of the Fund for my (our) own Account, or for
     Use Line C            the Account of the organization named below. I (we) have
         -OR-              received a current Prospectus of the Fund and appoint as my
     Corporations,         (our) agent to act in accordance with my (our) instructions
     Trusts, or            herein.
     others in any
     representative
     capacity              ------------------------------------------------------------------------------------
     Use Lines D, E & F
                           A.
                           -------------------------------------------------------------------------------------
                           Date             Signature of Investor

                           B.
                           -------------------------------------------------------------------------------------
                           Date         Signature of Co-Investor, if any

                           C.
                           -------------------------------------------------------------------------------------
                           Date            Signature of Custodian

                           D.
                           -------------------------------------------------------------------------------------
                           Name

                           E.
                           -------------------------------------------------------------------------------------
                           Date             Signature and Title

                           F.
                           -------------------------------------------------------------------------------------
                           Date            Signature and Title

-----------------------------------------------------------------------------------------------------------------------------------

   3 ADDRESS
                           -------------------------------------------------------------------------------------
                           Street
                                                                                                      (   )
                           -------------------------------------------------------                    -----------------------
                           City                  State                    Zip Code                              Telephone No.

                           (including Area Code)

   4 INITIAL               Enclosed is a check, payable to "Colorado BondShares -- A Tax-Exempt Fund" for
     INVESTMENT            $______________

                           NO REDEMPTION OF SHARES PURCHASED BY CHECK (UNLESS
                           CERTIFIED) WILL BE PERMITTED WITHIN 15 DAYS OF THE
                           CREDIT OF THOSE SHARES TO YOUR ACCOUNT.

                           MINIMUM INITIAL INVESTMENT: $500              NO MINIMUM ON SUBSEQUENT INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------------------

   5 DIVIDENDS             I elect to receive:  ___  1. Dividends in shares, gain distributions in shares.
     AND GAIN              ___  2. Dividends in cash, gain distributions in shares.
     DISTRIBUTIONS         ___  3. Dividends in cash, gain distributions in cash.
                           NOTE: IF NO ELECTION IS MADE, OPTION NO. 1 AUTOMATICALLY WILL
                           BE PUT INTO EFFECT.
                           Dividends will be invested and gain distributions will be
                           credited at net asset value.
                           ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------

   6 LETTER                I intend to purchase, although I am not obligated to do so,
     OF INTENT             shares of the Fund within a 13-month period, which together with the total asset value of shares owned, will aggregate at least:
                           [ ] $100,000           [ ] $250,000           [ ] $500,000
                           [ ] $1,000,000         [ ] $4,000,000
                           I agree to the escrow provision on the following page.
                           (Also complete Section 5)

-----------------------------------------------------------------------------------------------------------------------------------

   7 DIVIDEND              (If you wish to have your dividend payments made to another
     DIRECTION             party please complete the following)
     OPTION                I hereby authorize and request that my dividend payments be made to:

                           Name
                               -----------------------------------------------------------------------------
                           Address
                                  --------------------------------------------------------------------------
                           City                              State                                  Zip
                               -----------------------------      ---------------------------------    -----
                           Signature of Investor
                                                ------------------------------------------------------------
                           Signature of Co-Investor
                                                   ---------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

   8 TELEPHONE             (If you wish to be able to use telephone redemption please
     REDEMPTION            complete the following)
     PRIVILEGE             I (we) hereby authorize the Fund to honor any telephonic or telegraphic instructions from any of the registered
                           shareholders or the registered representative of
                           account for redemption without signature guarantee,
                           of any or all shares held in my/our account. PROCEEDS
                           WILL BE MAILED AS REGISTERED ON THE ACCOUNT OR, ON
                           REDEMPTIONS OF $1000 OR MORE, I (WE) MAY REQUEST THAT
                           THE PROCEEDS BE WIRED TO THE BANK ACCOUNT DESIGNATED
                           BELOW. The Fund shall not have any liability to me/us
                           for acting upon such instructions, and I (we) will
                           indemnify and hold harmless the Fund from and against
                           all losses, claims, expenses and liabilities that may
                           arise out of, or be in any way connected with a
                           redemption of shares under this expedited redemption
                           procedure, whether or not properly authorized and
                           directed.

                           Signature of Investor                     Signature of Co-Investor
                                                ---------------------                         --------------

                           ---------------------------------------------------------------------------------
                           Name of Bank (include name of branch)                         Bank Account Number

                           ---------------------------------------------------------------------------------
                           Bank Routing #                                Address of Bank

                           ---------------------------------------------------------------------------------
                           Bank Phone #             City                State                   Zip Code

                           ATTACHED IS A VOIDED CHECK OR DEPOSIT SLIP FROM THE BANK ACCOUNT TO WHICH
                           PROCEEDS MAY BE WIRED IF REQUESTED.

   -----------------------------------------------------------------------------------------------------------------------------

   9 DEALER'S              Please establish the Account specified by the investor and
     AUTHORIZATION         purchase through SMITH HAYES Financial Services Corporation, general distributor, at the public offering price,
                           shares which you are authorized to purchase from us
                           for the investor. The investor is authorized to send
                           any future payments directly to you for investment.
                           Confirm each transaction to the investor and to us.
                           We guarantee the genuineness of the investor's
                           signature. We are a duly registered and licensed
                           dealer and have a sales agreement with

                           ---------------------------------------------------------------------------------
                           Dealer                                  Dealer's Office Where Account Originated

                           ---------------------------------------------------------------------------------
                           Representative's Name  Representative's Number  Address (for accounting purposes)

                           ---------------------------------------------------------------------------------
                           Representative's Phone No.         Date           Authorized Signature

                              TERMS AND CONDITIONS

OPEN ACCOUNT

     Investments will be made in as many shares of the Fund, including fractions to the third decimal place, as can be purchased at the public offering price at the close of business on the day payment is received. Shareholders will receive dividends from investment income and any distributions from long-term gain realized on the investment in shares or in cash according to the option elected. Dividend and gain options may be changed at any time by notifying Freedom Funds Management Company in writing. Share certificates will not be issued.

LETTER OF INTENT

     Freedom Funds Management Company will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to you or credited to your Account. Upon completion of the specified minimum purchase within the 13-month period, all shares held in escrow will be deposited in your Account. You may include the total asset value of shares of the Fund owned as of the date of a Letter of Intent toward the completion of the Letter. If the total amount invested within the 13-month period does not equal or exceed the specified minimum purchase, you will be requested to pay the difference between the amount of the sales charge paid and the amount of the sales charge applicable to the total purchase made. If within 20 days following the making of a written request, you have not paid this additional sales charge to Freedom Funds Management Company, sufficient escrowed shares will be redeemed for payment of the additional sales charge. Shares remaining in escrow after this payment will be released to your Account. The standard purchase amount may be increased at any time during the 13-month period by filing a revised Agreement for the same period, provided that your Dealer furnishes evidence that an amount representing the reduction in sales charge under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to you and that the required additional escrowed shares are being furnished by you.

                             SEND CHECK AND COMPLETED AUTHORIZATION FORM TO:
                             COLORADO BONDSHARES -- A TAX-EXEMPT FUND
                             1200 SEVENTEENTH STREET, SUITE 1000
                             DENVER, COLORADO 80202

                              COLORADO BONDSHARES -
                                A TAX-EXEMPT FUND
                       1200 Seventeenth Street, Suite 1000
                             Denver, Colorado 80202
                                 (303) 572-6990
                         (800) 572-0069 (Outside Denver)

     This prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. Please review this prospectus carefully and retain it for future reference.

     Additional information about the Fund is included in the Statement of Additional Information dated as of January 28, 2000, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone numbers or the address set forth above. The Statement of Additional Information is incorporated herein by reference in its entirety.

     Information about the Fund, including a Statement of Additional Information, can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                    INVESTMENT COMPANY FILE NUMBER 811-05009

PART B
                             COLORADO BONDSHARES --
                                A TAX-EXEMPT FUND

                       1200 Seventeenth Street, Suite 1000
                             Denver, Colorado 80202
                                 (303) 572-6990
                       (800) 572-0069 (Outside of Denver)

                       STATEMENT OF ADDITIONAL INFORMATION

                                                                January 28, 2000

     This Statement of Additional Information expands upon and supplements the information contained in the current prospectus of Colorado BondShares -- A Tax-Exempt Fund (the "Fund"), dated January 28, 2000 (the "Prospectus"). It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the address or telephone number listed above. This Statement of Additional Information is not in itself a Prospectus, and is incorporated by reference into the Prospectus in its entirety.

                                ----------------

                                TABLE OF CONTENTS

                                ----------------


                                                                   PAGE
                                                                   ----
                         What Is Colorado BondShares -- A
                           Tax-Exempt Fund?......................   B-2
                         What Are The Fund's Investment
                         Objectives, Policies and Risks?.........   B-2
                         What Are The Fund's Investment
                           Limitations?..........................   B-2
                         How Is The Fund Managed?................   B-3
                         Officers And Trustees Of The Fund.......   B-3
                         Who Gives Investment Advice To The
                           Fund?.................................   B-4
                         Advisory Agreement And Expenses.........   B-4
                         Allocation of Portfolio Transactions....   B-5
                         Shareholder Service Agent...............   B-6
                         Custodian And Auditors..................   B-6
                         What Kind Of Shares Does The Fund Offer?   B-6
                         Purchase Of Shares......................   B-7
                         What Reductions In Sales Charges Are
                           Provided?............................    B-7
                         Who Is Entitled To Reductions?.........    B-8
                         Reasons For Differences In Public
                         Offering Price........................     B-8
                         Distribution Of Shares.................    B-8
                         Redemption Of Shares...................    B-9
                         How Is Net Asset Value Per Share
                           Determined?..........................    B-9
                         Calculation Of Performance Data........    B-9
                         Taxable Versus Tax-Exempt Yields
                           Colorado Residents...................    B-11
                         General Information....................    B-11
                         Financial Statements...................    B-13

WHAT IS COLORADO BONDSHARES-- A
TAX-EXEMPT FUND?

     Colorado BondShares -- A Tax-Exempt Fund (the "Fund") is a diversified, open-end management investment company, or mutual fund, organized as a Massachusetts business trust on February 13, 1987. The Fund's name was previously Hanifen, Imhoff Colorado BondShares -- A Tax-Exempt Fund and was changed on December 1, 1994 in connection with the change in control of the Fund's investment adviser, which was previously a wholly owned subsidiary of Hanifen, Imhoff, Inc. ("Hanifen"). The Fund no longer has any affiliation with Hanifen. The Fund is authorized to issue an unlimited number of shares of beneficial interest. Each share has one vote.

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES AND RISKS?

     The Fund's investment objectives, policies and risks that are discussed in the "WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES AND RISKS?" section of the Prospectus are incorporated by reference into this Statement of Additional Information.

WHAT ARE THE FUND'S INVESTMENT LIMITATIONS?

     Under the Fund's fundamental policies, which cannot be changed unless either: (1) a majority of outstanding voting securities vote in favor of the proposal, or (2) at a security holder meeting in which at least half of the outstanding voting securities are represented, two-thirds of the outstanding voting securities at that meeting vote in favor of the proposal, the Fund may not:

     -    Issue senior securities;

     - Invest more than 10% of the value of its total assets in the aggregate in restricted or not readily marketable securities or in repurchase agreements maturing or terminable in more than seven days or in illiquid assets;

     - Invest less than 80% of the value of its net assets in Tax-Exempt Obligations the interest on which is exempt from federal income taxes and from Colorado personal income tax;

     - Borrow money, except from banks for temporary purposes and in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made;

     - Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

     - Invest 25% or more of its total assets at market value in issuers of any one industry (determined by reference to the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, published by the Securities and Exchange Commission), provided that, with respect to Tax-Exempt Obligations issued by the State of Colorado, its political subdivisions, municipalities and public authorities, the identity of the issuer shall be determined with reference to the applicable provisions of the Internal Revenue Code of 1986, as amended, (the "Code") and regulations promulgated thereunder;

     - As to 75% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of its total assets at market value would be invested in the securities of any issuer;

     - Acquire securities in other investment companies, if the total amount so invested would have an aggregate value in excess of 10% of the value of the total assets of the Fund;

     - Acquire more than 3% of the total outstanding voting stock of any one investment company, or acquire securities in any one investment company which securities have an aggregate value in excess of 5% of the value of the total assets of the Fund;

     - Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

     - Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

     - Write or purchase put, call, straddle or spread options, purchase securities on margin or sell "short," or underwrite the securities of other issuers;

     - Purchase or sell commodities or commodity contracts, including commodity futures contracts; or

     - Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The Fund has no present intention of entering into repurchase agreements during the coming year.

     Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

HOW IS THE FUND MANAGED?

     The Fund is a Massachusetts business trust. Its Board of Trustees (the "Board") will supervise the activities of the Fund and review the Fund's service contracts. Pursuant to the terms of an agreement between the Fund and Freedom Funds Management Company, the investment adviser to the Fund ("Investment Adviser"), the Investment Adviser will manage investment of the Fund's assets and administer its business and other affairs. See "WHO GIVES INVESTMENT ADVICE TO THE FUND?" and "ADVISORY AGREEMENT AND EXPENSES."

     The Fund is not required to hold annual shareholder meetings. However, special meetings may be called by the Board or upon the written request of shareholders owning at least one-tenth of the shares entitled to vote, for such purposes as electing or removing trustees, changing fundamental investment policies, or approving a new or amended advisory or management contract or plan of distribution. Each shareholder receives one vote for each share held. The Board has the power to create additional series of Fund shares.

OFFICERS AND TRUSTEES OF THE FUND

     The following chart lists the trustees and officers of the Fund, together with information as to their principal business occupations during the past five years:

                                             POSITIONS HELD
    NAME AND ADDRESS               AGE        WITH THE FUND              PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
------------------------           ---    ----------------------     ----------------------------------------------------
George N. Donnelly                 53     Chairman of the Board of   Mr. Donnelly is President of Registered Rep/Financial
1200 17th Street, Ste. 1000               Trustees and President of  Planner Exchange.com, a website designed to match
Denver, CO 80202                          the Fund                   independent registered representatives and financial
                                                                     planners with broker dealers. From May 1991 to July
                                                                     1999, Mr. Donnelly was a Principal for MKT Inc., a
                                                                     marketing firm engaged in the sales of financial
                                                                     service products.

Andrew B. Shaffer                  52     Trustee, Secretary and     Mr. Shaffer is an attorney engaged in private
1200 17th Street, Ste. 1000               Treasurer of the Fund      practice. Mr. Shaffer has also been an attorney with
Denver, CO 80202                                                     the Internal Revenue Service, an associate at the
                                                                     Denver law firm of Sherman and Howard and a
                                                                     Shareholder/Director at the Denver law firm of Conover,
                                                                     McClearn & Heppenstall,, P.C. He has been a visiting
                                                                     lecturer and Associate Professor at the University
                                                                     of Colorado Law School and has written numerous
                                                                     articles and lectured extensively in the areas of
                                                                     business, tax and estate planning.

     As of January 11, 2000, the officers and trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. No officer or trustee of the Fund received remuneration from the Fund in excess of $60,000 for services to the Fund during the fiscal year ended September 30, 1999. The officers and trustees of the Fund, as a group, received $ 400 in compensation from the Fund for services to the Fund during the 1999 fiscal year. There is no family relationship between any officers and trustees of the Fund.

WHO GIVES INVESTMENT ADVICE TO THE FUND?

     The Investment Adviser to the Fund is a Delaware corporation formed on November 7, 1986 and wholly owned by Carbon County Holding Company, a Colorado corporation ("Carbon County"). Carbon County is a single bank holding company which owns 100% of Rawlins National Bank. The Investment Adviser is located at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202.

     Fred R. Kelly Jr., President, Secretary and Treasurer of the Investment Adviser and the Fund's portfolio manager, owns approximately 66% of the issued and outstanding capital stock of Carbon County.

     The Investment Adviser has registered with the Securities and Exchange Commission as an Investment Adviser under the 1940 Act.

     The Investment Adviser's goal is to have a portfolio turnover rate that is not in excess of 20% per year in an attempt to meet the investment objectives of the Fund. During fiscal year 1999, the Fund's portfolio turnover rate, the percentage computed by dividing the lesser of purchases or sales of portfolio securities by the monthly average of the market value of such securities owned during the period, was 21.95%. This resulted from a large number of the portfolio's securities being called and not from high trading volume.

ADVISORY AGREEMENT AND EXPENSES

     Under the advisory agreement approved by the Board and by a majority of the shareholders (the "Advisory Agreement"), by and between the Fund and the Investment Adviser, subject to the control of the Board, the Investment Adviser manages the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies. The Investment Adviser will attempt to meet the Fund's investment objectives by providing portfolio management and credit analysis services pursuant to the Prospectus and the Advisory Agreement. There is no assurance that the Investment Adviser can meet the Fund's investment objectives.

     In addition, the Investment Adviser administers the Fund's daily business affairs such as providing accurate accounting records, computing accrued income and expenses of the Fund, computing the daily net asset value of the Fund, assuring proper dividend disbursements, proper financial information to investors, and notices of all shareholders' meetings, and providing sufficient office space, storage, telephone services, and personnel to accomplish these responsibilities.

     The Investment Adviser pays all of the compensation of trustees of the Fund who are employees of the Investment Adviser and of the officers and employees of the Fund. The Fund pays all of the compensation of trustees who are not employees of the Investment Adviser. The Advisory Agreement also provides that the Investment Adviser will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Advisory Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     In exchange for its services, the Investment Adviser is entitled to receive a management fee from the Fund, calculated daily and payable monthly, equal to 0.5% of the average daily net assets on an annual basis.

     The Fund is responsible for paying all its expenses other than those assumed by the Investment Adviser, including brokerage commissions, if any, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder account services, fees and disbursements of appraisers, transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expense of trustees of the Fund not employed by the Investment Adviser or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

     The table below sets forth the advisory fees earned and the advisory fees actually paid by the Fund during the last three fiscal years of the Fund:

                                                            ADVISORY       ADVISORY
                                                           FEES EARNED     FEES PAID
                                                           -----------     ---------

                      1997.......................            297,728        297,728
                      1998.......................            345,393        345,393
                      1999.......................            399,110        399,110

     The Advisory Agreement will continue in effect from year to year if such continuance is approved in the manner required by the Investment Company Act of 1940, as amended (the "1940 Act") (i.e., (1) by a vote of a majority of the Board or of the outstanding voting securities of the Fund and (2) by a vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party), and if the Investment Adviser shall not have notified the Fund at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. The Advisory Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Investment Adviser and will terminate automatically in the event of its assignment.

     The Investment Adviser also serves as the transfer agent, shareholder servicing agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Service Agreement (the "Service Agreement"). The Investment Adviser's duties under the Service Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund and all other customary services of a transfer agent, shareholder servicing agent and dividend disbursing agent. As compensation for these services, the Fund pays the Investment Adviser at a rate intended to represent the Investment Adviser's cost of providing such services. This fee is in addition to the investment advisory fee payable to the Investment Adviser under the Advisory Agreement.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     The frequency of portfolio transactions -- the Fund's portfolio turnover rate -- will vary from year to year depending on market conditions. The Investment Adviser's goal is that the Fund will not have a portfolio turnover rate in excess of 20% per year; however, there can be no assurances that the fund will be able to meet this objective. During the fiscal year 1999 the Fund's portfolio turnover rate was 21.95%. This resulted from a large number of portfolio securities being called and not from high trading volume.

     The Investment Adviser will be authorized to allocate the Fund's securities transactions to the Underwriter, the principal underwriter and the distributor of the Fund's shares and to other broker-dealers who help distribute the Fund's shares. The Investment Adviser will allocate transactions to such broker-dealers only when it reasonably believes that the commissions and transaction quality is comparable to that available from other qualified broker-dealers. This is consistent with the Rules of the National Association of Securities Dealers, Inc. ("NASD"), and subject to seeking the most favorable price and execution available and such other policies as the Board may determine.

     In connection with its duties to arrange for the purchase and sale of portfolio securities, the Investment Adviser will select such broker-dealers ("Dealers") who will, in the Investment Adviser's judgment, implement the Fund's policy to achieve best execution, i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Investment Adviser will cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Investment Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through Dealers include a spread between the bid and asked prices.

     When allocating transactions to Dealers, the Investment Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Investment Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Investment Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion.

     If, on the foregoing basis, the transaction in question could be allocated to two or more Dealers, the Investment Adviser is authorized in making such allocation, to consider, (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold Fund shares or the shares of any other investment company or companies having the Investment Adviser as its investment adviser or having the same sub-manager, administrator or principal underwriter as the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund and/or other accounts of the Investment Adviser and that such research received by such other accounts may or may not be useful to the Fund.

     Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Underwriter, as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 under such Act. These conditions relate among other things, to the terms of an issue of municipal securities purchased by the Fund, the reasonableness of the dealer spread, the amount of municipal securities which may be purchased from any one issuer, and the amount of the Fund's assets which may be invested in a particular issue. The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Fund's Board, including a majority of the Fund's Board who are not interested persons of the Fund as defined by the 1940 Act.

     The Board will review quarterly the Investment Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices in the industry.

SHAREHOLDER SERVICE AGENT

     The Investment Adviser also serves as the Fund's shareholder service agent ("Service Agent"), and has registered with the Securities and Exchange Commission as a transfer agent. As Service Agent, the Investment Adviser performs only those services described in the Service Agreement.

CUSTODIAN AND AUDITORS

     Norwest Investment Management and Trust, Norwest Bank Colorado, N.A., is the portfolio securities custodian (the "Custodian") for the Fund. Their address is 1740 Broadway, Denver, Colorado 80274.

     Fortner, Bayens, Levkulich and Co., P.C., certified public accountants, are the independent auditors of the Fund and were engaged as such on September 28, 1999. Their address is 1099 18th Street, Suite 950, Denver, Colorado 80202.

WHAT KIND OF SHARES DOES THE FUND OFFER?

     The Fund has one class of shares, an unlimited number of which may be issued by the Board, and the Board has the power to create additional series of Fund shares. The Fund had 1,361 holders of record and 9,267,241 shares outstanding as of January 3, 2000.

    The Fund declares dividends of net investment income daily. Dividends are paid to shareholders on the 15th day of each month ("Payable Date"). If the 15th day of a month falls on a weekend or holiday on which the New York Stock Exchange is closed, the dividend will be distributed on the next succeeding business day. Payments vary in amount depending on income received from portfolio securities and expenses of operation.

     Shares will begin earning dividends on the day after which the Fund receives payment and shares are issued. Shares or cash continue to earn dividends through the date they are redeemed or delivered subsequent to reinstatement.

     Unless you elect by written notice to the Investment Adviser, at least ten business days prior to the dividend Payable Date, your dividends and gain distributions, if any, will be made in additional shares at net asset value. If you desire to elect a different option, you may choose to receive dividends in cash and any gain distributions in shares or receive both dividends and any gain distributions in cash. See Item 5 on the General Authorization Form in the Prospectus.

     The Fund will generally distribute sufficient net income to avoid the application of the 4% excise tax imposed pursuant to the Code.

     Each share represents an equal proportionate beneficial interest in the Fund. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Voting rights are not cumulative.

     When issued and outstanding, the shares are fully paid and nonassessable by the Fund. Shares are fully redeemable as described under the "How Can I Sell My Shares?" portion of the Prospectus. Shares of the Fund have no preemptive or conversion rights, and are freely transferable. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

PURCHASE OF SHARES

     Shares of the Fund are being continuously offered through securities dealers who are members of the National Association of Securities Dealers, Inc. ("NASD") and who have a dealer agreement with the underwriter, SMITH HAYES Financial Services Corporation ("SMITH HAYES" or the "Underwriter"). Broker-dealers may be classified as statutory underwriters under Section 2(11) of the Securities Act of 1933, as amended.

     Shares of the Fund will be purchased at the offering price based on the net asset value next determined following receipt of the order by the Fund, plus the applicable sales charges. Any orders received by the Fund from you directly or from your broker, as the case may be, before 2:00 p.m. Denver, Colorado time will receive that day's share price, which is the net asset value at the close of business of the New York Stock Exchange ("NYSE") that day. Orders received after 2:00 p.m. will be priced based on the net asset value at the close of business of the NYSE the next day. The Fund is open for business each day on which the NYSE is open.

     You can open an account for $500 or more by delivering a check made payable to "Colorado BondShares -- A Tax-Exempt Fund," and a completed General Authorization Form, either to your broker or to the Fund at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202. The Fund's telephone numbers, including toll-free numbers, are set forth on the cover of this Statement of Additional Information.

     You may make additional purchases at any time by delivering a check either to your broker or to the Fund at the address stated above. There is no minimum purchase amount required for these subsequent investments.

     Instructions for redemptions and other transactions in accounts and requests for information about an account should go to the above stated address.

     Any share purchases will be made through the Fund from the investment dealer designated by the shareholder. A shareholder may change his dealer at any time upon written notice to the Investment Adviser, provided that the new dealer has a dealer agreement with the Underwriter.

WHAT REDUCTIONS IN SALES CHARGES ARE PROVIDED?

     Volume discounts are provided if the total amount being invested in shares of the Fund reaches the levels indicated in the sales charge schedule in the "HOW ARE SALES CHARGES DETERMINED?" section of the Prospectus.

     Rights of accumulation allow the Fund's shares to be purchased at the rate applicable in the discount schedule after adding the value of shares already owned by the investor to the amount of the Fund shares being purchased.

     A letter of intent allows you to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount of dollars that you state in the letter that you intend to purchase. For more information concerning terms of letters of intent, see the General Authorization Form.

     Net Asset Value transfer privilege allows shareholders who own shares of unrelated mutual funds that have paid a sales charge to purchase shares of the Fund at net asset value to the extent that the purchase price of Fund shares is funded by the proceeds from the redemption (within 60 days prior to the purchase of Fund shares) of shares of such unrelated mutual funds.

     For any such discounts, the purchaser or his broker-dealer must provide the Fund with sufficient information to permit verification that the purchase order qualifies for the discount privilege. Confirmation of the order is subject to such verification.

WHO IS ENTITLED TO REDUCTIONS?

     Shares of the Fund may be sold at net asset value to (i) present and retired trustees, officers, directors, employees (and their respective spouses and minor children) of the Fund, the Investment Adviser and its affiliates, the Underwriter, Hanifen, Imhoff Holdings Inc. and its affiliates as constituted on November 17, 1994 and other NASD registered representatives; (ii) employee benefit plans for such persons (and to any investment Advisory, custodial, trust or other fiduciary account managed or advised by the Investment Adviser or any affiliate); and (iii) shareholders of unrelated mutual funds that charge a sales load to the extent that the purchase price of Fund shares is funded by the proceeds from the redemption (within 60 days prior to the purchase of Fund shares) of shares of such unrelated mutual fund(s).

     Shares may be issued without a sales charge in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies.

     Reductions in sales charges apply to purchases by a single person, including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

REASONS FOR DIFFERENCES IN PUBLIC OFFERING PRICE

     As described in the Prospectus, there are a number of instances in which the Fund's shares are sold or issued on a basis other than the maximum public offering price (net asset value plus the highest sales charge). Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a letter of intent or rights of accumulation. See the table of sales charges in the "WHAT DO SHARES COST?" section of the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, and (ii) they are designed to avoid an unduly large dollar amount of sales charges on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain single persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the eliminated sales charges to certain individuals and groups are permitted because of (i) reduced or eliminated selling expenses; (ii) encouragement of an interest and an identification with the aims and policies of the Fund; and (iii) the necessity to meet competition as to sales of shares of other funds.

DISTRIBUTION OF SHARES

     SMITH HAYES is also the general distributor of the shares of the Fund pursuant to a distribution agreement approved by the Board as of November 30, 1994 (the "Distribution Agreement"). SMITH HAYES replaced Hanifen, who served as the general distributor of the Fund's shares from the Funds' inception until November 30, 1994. The Underwriter is located at 200 Centre Terrace, 1225 L Street, P.O. Box 83000 Lincoln, Nebraska 68501.

     As general distributor of the Fund's shares, SMITH HAYES allows concessions to all dealers, up to 4.35% on purchases to which the 4.75% sales charge applies. SMITH HAYES receives the balance of such sales charges (.40%) paid by investors. In its sole discretion, SMITH HAYES may give up all or part of such
 .40% sales charge to dealers; however, this practice may be discontinued at any time. For the fiscal years ended September 30, 1999, 1998 and 1997 the total amount of sales charges paid by investors was $401,344, $218,515 and $285,733, respectively.

     SMITH HAYES may offer cash or non-cash incentives to dealers in addition to sales charges in order to promote the sale of shares of the Fund. Any such cash or non-cash incentives will be in compliance with all applicable rules and regulations of the NASD.

REDEMPTION OF SHARES

     The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus.

     In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the New York Stock Exchange during periods of emergency or such other periods as ordered by the Securities and Exchange Commission.

     Payment may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

HOW IS NET ASSET VALUE PER SHARE DETERMINED?

     The public offering price of its shares is the next determined net asset value of the shares plus a sales charge. The net asset value per share of the Fund is determined as of the close of business of the New York Stock Exchange for each day the Exchange is open. Net asset value is determined by dividing the value of the total assets of the Fund, less liabilities (net assets), by the number of shares outstanding. The value of total assets is primarily the sum of the market values of the bonds, other investments and cash in the portfolio.

     In determining the market values of bonds and other investments in the portfolio, the Fund uses valuations provided on a daily basis by a pricing service approved by the Board. The pricing service uses quotes from bond dealers, market transactions and other relevant information in setting these values. However, the determination of market values for municipal bonds, particularly not rated municipal bonds, can be a very subjective process due to the infrequency at which individual bonds actually trade and the limited amount of information available about many municipal issuers.

     Therefore, in addition to the pricing service, the Board has determined that it is appropriate to verify the values of bonds for which there is not an active market by obtaining quotes from municipal bond dealers in Colorado on a periodic basis. If, in the opinion of the Investment Adviser, the valuation provided by the pricing service appears less reliable than that provided by a consensus from at least two municipal bond dealers, the Investment Adviser will use the value provided by the bond dealers.

     The Board in the future may direct the Fund to rely on other methods or combination of methods in determining the market values of its municipal bonds. These other methods may include the use of a matrix system, the use of relative changes in a municipal index or price changes of municipal future contracts or some other method that the Board determines appropriate.

CALCULATION OF PERFORMANCE DATA

     The Fund may publish certain performance figures in advertisements from time to time. These performance figures may include yield, tax equivalent yield and total return figures.

YIELD

     Yield reflects the income per share deemed earned by the Fund's portfolio investments. Yield is determined by dividing the net investment income per share deemed earned during the preceding 30-day period by the maximum offering price per share on the last day of the period and annualizing the result according to the following formula:

                                         [(            )(6)        ]
                                         [(   (a- b)   )           ]
                                         [(  ------- +1)  -1       ]
                          YIELD = 2      [(     cd     )           ]
                                         [(            )           ]

    Where:     a    = interest earned during the period.

               b    = expenses accrued for the period (net of reimbursements).

               c    = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d    = the maximum offering price per share on the last day of
                      the period.

     To calculate interest earned (for the purpose of "a" above) the Fund will:

          (a) Compute the yield to maturity of each obligation held by the Fund based on the market value of the obligation at the close of business on the last business day of each month, or with respect to obligations purchased during the month, the purchase price.

          (b) Divide the yield to maturity by 360 and multiply the quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio.

     The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     In the case of an obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. In the case of an obligation with original issue discount, if the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. In the case of an obligation with original issue discount, if the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based upon market value.

TAX EQUIVALENT YIELD

     Tax equivalent yield shows the yield from a taxable investment which would produce an after-tax yield equal to that of a fund that invests in tax-exempt securities. It is computed by dividing the tax-exempt portion of the Fund's yield (as calculated above) by one minus a stated income tax rate and adding the quotient to the portion (if any) of the Fund's yield that is not tax-exempt.

TOTAL RETURN

     Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated time period, taking into account the imposition of the sales charge and other fees and assuming the reinvestment of all dividends and distributions. Cumulative total return reflects the Fund's performance over a stated period of time and is computed as follows:

                             ERV - P = Total Return

    Where: ERV = ending redeemable value of the hypothetical $10,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions.

             P = a hypothetical initial payment of $10,000.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period, and is computed according to the following formula:

                                 P(1 + T)n = ERV

    Where:      P  =  a hypothetical initial payment of $10,000.
                T  =  average annual total return.
                n  =  number of years in the base period.

         ERV = ending redeemable value of the hypothetical $10,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions.

     All performance figures are based on historical results and are not intended to indicate future performance.

TAXABLE VERSUS TAX-EXEMPT YIELDS COLORADO RESIDENTS

     The following table shows the rate of return an individual investor would need to receive from a taxable investment to equal various possible rates of return from the Fund. There can be no assurance that the Fund will achieve any particular tax-exempt yield.

                         COLORADO DOUBLE           EQUIVALENT
                        TAX-EXEMPT YIELD         TAXABLE YIELD*
                    -----------------------   -----------------
                    8.00%..................          13.94%
                    7.75 ..................          13.50
                    7.50 ..................          13.07
                    7.25 ..................          12.63
                    7.00 ..................          12.20
                    6.75 ..................          11.76
                    6.50 ..................          11.32
                    6.25 ..................          10.89
                    6.00 ..................          10.45
                    5.75 ..................          10.02
                    5.50 ..................           9.58
                    5.25 ..................           9.15
                    5.00 ..................           8.71
                    4.75 ..................           8.28
                    4.50 ..................           7.84

----------

* The equivalent taxable yield is based on a 39.6% marginal federal income tax bracket and a 5% marginal Colorado income tax bracket reduced by the deductibility of the state tax on the federal return.

GENERAL INFORMATION

     The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust filed on February 13, 1987 ("Declaration of Trust"). The Fund is authorized to issue an unlimited number of shares of beneficial interest. Each share has one vote.

     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a trustee. The Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Board intends to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     As described under "How Is The Fund Managed?" in the Prospectus and Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove trustees.

     Reports to Shareholders. The Fund's fiscal year ends on September 30. The Fund distributes reports semiannually to its shareholders. Financial statements regarding the Fund, audited by the Fund's independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kutak Rock LLP in Denver, Colorado, is legal counsel for the Fund.

     Fund Prospectus. The Fund's Prospectus will be furnished without charge upon request. Such requests should be made to the Fund at the mailing address or telephone numbers set forth on the first page of this Statement of Additional Information.

     Registration Statement. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

     How to Contact the Fund. For general information about Colorado BondShares -- A Tax-Exempt Fund, call or write the Fund at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202. The telephone number is (303) 572-6990, or, outside of Denver (800) 572-0069. You may call on Monday through Friday (except holidays) between the hours of 8:00 a.m. and 4:00 p.m. Denver, Colorado time and your calls will be answered by our service representatives. Inquiries, instructions for purchases, redemptions and other transactions in accounts and requests for information about an account should be directed to the above address.

                              FINANCIAL STATEMENTS

              [FORTNER, BAYENS, LEVKULICH AND CO., PC. LETTERHEAD]




                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders of
Colorado BondShares - A Tax-Exempt Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Colorado BondShares, A Tax-Exempt Fund, as of September 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1998 and financial highlights for each of the years in the four-year period ended September 30, 1998, were audited by other auditors whose report dated November 3, 1998 expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Colorado BondShares - A Tax-Exempt Fund as of September 30, 1999, the results of its operations, changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/ Fortner, Bayens, Levkulich and Co., P.C.
--------------------------------------------
Fortner, Bayens, Levkulich and Co., P.C.

Denver, Colorado
November 11, 1999

                               [KPMG LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders of
Colorado BondShares - A Tax-Exempt Fund:

We have audited the statement of changes in net assets of Colorado BondShares - A Tax-Exempt Fund for the year ended September 30, 1998 and the financial highlights for each of the years in the four-year period ended September 30, 1998. This statement of changes in net assets and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statement of changes in net assets and financial highlights referred to above present fairly, in all material respects, the changes in net assets of Colorado BondShares - A Tax-Exempt Fund for the year ended September 30, 1998, and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

/s/ KPMG LLP
KPMG LLP

Denver, Colorado
November 3, 1998

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Statement of Investments

September 30, 1999

    Face                                                                                                                  Market
   Amount                                    Colorado Municipal Bonds - 87.8%                                             Value
--------------                    -----------------------------------------------------------                          ------------
$      235,000     Academy Water and Sanitation District G.O. Series 1995, 6.20%-7.10% due 11/15/02-05                 $    251,747
        25,000     Adams & Arapahoe Counties School District No. 31J G.O. Series 1989, 7.30% due 11/15/04 (b)                25,111
       200,000     Arapahoe County Water and Wastewater Authority Revenue Series 1994, 6.20%-6.30%
                      due 12/01/03-04 (b)                                                                                   208,804
       235,000     Arapahoe Water and Sanitation District G.O. Refunding and Improvement Series 1986,
                      8.50% due 12/01/05                                                                                    264,335
     2,250,000     Arapahoe Water and Sanitation District G.O. Refunding Series 1995B, 8.50% due 12/01/20 (b)             2,515,545
        65,000     Arrowhead Metropolitan District G.O. Improvement Series 1995A, 5.90%-6.10%
                      due 12/01/01-03                                                                                        66,478
       100,000     Arrowhead Metropolitan District G.O. Refunding Series 1994, 5.70% due 12/01/03                           102,439
        70,000     City of Arvada G.O. Street and Bridge Refunding Series 1994, 3.80% due 12/01/99                           70,004
       306,040     Aurora Centretech Metropolitan District G.O. Refunding and Improvement Series 1994,
                      6.00% due 12/01/23 (b)                                                                                328,880
       700,000     Beebe Draw Farms Metropolitan District G.O.  Series 1998, 7.00% due 10/01/18                             700,000
     1,765,000     Bell Mountain Ranch Phase II Metropolitan District G.O. Series 1995, 8.50% due 11/15/15                2,002,745
       680,000     Bennett School District No. 29J G.O. Refunding and Improvement Series 1991,
                      6.35%-6.95% due 12/01/99-04                                                                           688,470
       145,000     City of Black Hawk Device Tax Revenue Series 1994,  5.55%-5.70% due 12/01/00-01                          147,282
       200,000     City of Black Hawk Device Tax Revenue Series 1996,  5.75%-5.85% due 12/01/03-04                          205,514
       275,000     City of Black Hawk G.O. Water Improvement Series 1992, 6.60%-6.80% due 12/01/99-00                       279,240
        80,000     Boulder County Gunbarrel General Improvement District G.O. Series 1994, 5.00% due 11/15/99                80,121
       805,000     Boulder County Multifamily Refunding & Improvement Revenue (Thistle Cmnty Housing)
                      Series 1999A, 6.25% due 6/01/2019                                                                     764,790
        75,000     Boulder County Multifamily Refunding & Improvement Revenue (Thistle Cmnty Housing)
                      Subordinate Series 1999B, 7.375% due 6/01/2015                                                         72,891
        25,000     Boulder Valley School District No. RE-2 Series 1992A, 5.80% due 10/15/01                                  25,834
       135,000     Boxelder Sanitation District Sewer Revenue Refunding and Improvement Series 1994,
                      5.60%-5.90% due 1/01/00-03                                                                            136,480
       280,000     Town of Breckenridge G.O. Recreation Center Refunding Series 1993, 4.30%-4.45%
                      due 12/01/99-00                                                                                       281,195
       310,543     Briargate Public Building Authority, Landowner Assessment Lien Series 1985A and 1986A,
                      9.50%-10.25% due 12/15/95-05 (g)(i)                                                                   282,406
        12,000     Castle Pines North Metropolitan District Tax Revenue Series 1994B, 6.10%, due 12/01/33 (h)                10,200
        25,000     Town of Castle Rock G.O. Series 1988-2, 10.375% due 12/01/08                                              25,000
       530,000     Town of Castle Rock LID Series 1988-2D Special Assessment, 9.25%-10.375% due 12/01/08 (a)                185,500
       470,000     Town of Castle Rock G.O. Water Refunding Series 1993, 4.55%-4.65% due 12/01/99-00                        471,100
        59,394     Centennial Downs Metropolitan District Cash Payment Deficiency Bond Series 1993,
                      8.09% due 12/01/34 (i)                                                                                 59,471
       588,601     Centennial Downs Metropolitan District Limited Tax Refunding Bond Series 1993,
                      8.09% due 12/01/34 (i)                                                                                595,252
       271,980     Centennial Downs Metropolitan Interest Certificate Series 1993, 6.00% due 12/01/34 (i)                    30,222
        45,000     City of Central City Special Assessment District No.1, 7.5% due 12/01/03                                  45,247
     2,500,000     Central Platte Valley Metropolitan District Special Obligation Revenue Series 1998, 7.00%
                      due 12/01/17                                                                                        2,437,500
       100,000     Clear Creek School District No. Re-1 G.O. Improvement Series 1991, 5.90% due 12/01/00                    102,392

    Face                                                                                                                  Market
   Amount                                    Colorado Municipal Bonds - 87.8%                                             Value
--------------                    -----------------------------------------------------------                          ------------
     2,009,520     Colorado Centre Metropolitan District Limited Tax and Special Revenue Series 1992A,                       20,095
                       principal only, 0.00% due 1/01/27 (a)(e)(i)
     2,008,335     Colorado Centre Metropolitan District Limited Tax and Special Revenue Series 1992A,
                       interest only, 9.00% due 1/01/27 (f)(i)                                                            1,205,001
     6,465,662     Colorado Centre Metropolitan District Limited Tax and Special Revenue Series 1992B,
                       0.00% due 1/01/32 (a)(g)(i)                                                                           64,657
     4,150,000     Colorado Educational & Cultural Facility Authority Revenue Charter School-Liberty
                       Common Series 1998, 6.95% due 8/15/19                                                              4,096,465
       190,000     Colorado Health Facilities Authority Refunding Revenue Porter Memorial Hospital Series
                       1986A, 7.40% due 2/01/16 (b)                                                                         192,326
       520,000     Colorado Health Facilities Authority Zero Coupon Retirement Housing Revenue Liberty
                       Heights Project 1990 Subordinate Series B, 6.97% due 7/15/20 (d)                                     143,478
       635,000     Colorado Postsecondary Educational Facilities Authority Revenue National Technological
                       University Project Series 1993, 7.375% due 12/01/10 (b)                                              706,647
       885,000     Colorado Postsecondary Educational Facilities Authority Revenue National Technological
                       University Project Series 1993, 7.75% due 12/01/10                                                   990,022
        65,000     Colorado Postsecondary Educational Facilities Authority Revenue The Naropa Institutional
                       Project Series 1990, 7.875% due 9/01/10 put 9/01/00                                                   65,000
       835,000     Colorado Springs Spring Creek G.I.D. GO Series 1995, 4.00% due 12/01/14 (b)(i)                           375,750
     1,180,000     Columbia Metropolitan District G.O. Improvement Series 1992, 7.60%-8.50% due 11/01/00-11/01/12         1,326,511
       500,000     Cordillera Metropolitan District G.O. Series 1994A, 8.00% due 12/01/09 (b)                               582,885
       500,000     Cordillera Metropolitan District G.O. Series 1994, 8.25% due 12/01/13 (b)                                588,385
     1,025,000     Cotton Ranch Metropolitan District G.O. Series 1998A, 7.25% due 12/01/17                                 978,199
     3,500,000     Cotton Ranch Metropolitan District Subordinate Junior G.O. Limited Tax Refunding Variable
                       Rate Series 1999B, 7.75% due 12/15/17 (h)                                                          3,104,535
     2,250,000     Cottonwood Water and Sanitation District Refunding Series 1996A, 7.60% 12/01/12                        2,319,817
    19,106,474     Cottonwood Water and Sanitation District Capital Appreciation Refunding Second Lien,
                       Series 1998A, 8.00% due 12/01/27 (d)                                                               3,810,595
       240,000     Town of Crested Butte Sales Tax Revenue Series 1994, 6.10%-6.35% due 12/01/01-03                         248,976
       125,000     Town of Crested Butte G.O. Water and Sewer Refunding Series 1993, 4.25% due 11/01/99                     125,056
       375,000     City of Delta Sales and Use Tax Revenue Refunding Series 1994, 4.35%-4.65%
                       due 12/01/01-03                                                                                      375,740
        72,000     City and County of Denver Lease Purchase Certificates Series 1993, 6.30% due 1/01/02                      72,105
     1,885,000     City and County of Denver Subordinate Multifamily Housing Revenue Capital Heights Apts.
                       Series 1999C, 8.00% due 5/01/32                                                                    1,878,290
        45,000     Denver West Metropolitan District Series 1997B, 4.80% due 12/01/02                                        45,065
       775,000     Denver West Metropolitan District Series 1997B, 5.70% due 12/01/17                                       774,930
        75,000     Town of Dillon G.O. Series 1992, 5.70%-5.90% due 10/01/99-00                                              75,756
        95,000     Town of Dillon Excise Tax Revenue Series 1994, 5.80% - 5.90% due 6/01/02-03                               97,935
        90,000     City of Durango First Mortgage Revenue Series 1995, 6.50% due 12/15/00                                    89,982
       455,000     Eagle Riverview Affordable Housing Corp. Multifamily Housing Project
                       Revenue Series 1992A-2, 6.30% due 7/01/2029                                                          455,000
        60,000     El Paso and Elbert Counties Joint School District No. 23-JT G.O. Building
                       Series 1994, 5.75% due 12/15/01                                                                       61,606
        90,000     El Paso County LID 85-2 Special Assessment Refunding Series 1988,
                       8.875%-9.00% due 9/01/00                                                                               9,000
        90,588     El Paso County Pheasant Run LID Special Assessment Series 1986-2,
                       9.25% due 9/01/99(a)                                                                                  22,647
       100,000     El Paso County School District No. 2 - Harrison G.O. Improvement Series 1994, 7.10% due 12/01/04         111,270
       500,000     El Paso County School District No. 20 Zero Coupon G.O. Refunding Series 1993A,
                       6.10% due 6/15/08 (d)                                                                                317,865
       150,000     Elbert County School District C-1 G.O. Series 1994, 4.40% due 12/01/02                                   149,405
       155,000     City of Englewood Golf Course Revenue Series 1994, 4.35% due 12/01/00                                    155,239
     3,123,380     Equi-Mor Holdings Inc., Series 1998B, Class A Pass-Through Certificates, 7.00% due 9/01/18             3,123,380
     1,060,527     Equi-Mor Holdings Inc., Series 1999A, Class A Pass-Through Certificates, 7.50% due 4/05/18             1,060,527
     1,500,000     Fairlake Metropolitan District G.O. Series 1989, 9.00% due 6/01/09                                     1,528,125
        25,000     Fort Collins Refunding Series B, 6.00%, due 12/01/02                                                      26,291
        25,000     Fort Lupton Golf Course Revenue Anticipation Warrants Series 1996A, 8.50% due 12/15/15                    23,000
        80,000     Fraser Valley Metropolitan Recreation District G.O. Refunding Series 1992, 5.40% due 10/01/99             80,002
       100,000     Fremont School District RE-1 G.O. Refunding Series 1990,  6.80% due 10/01/99                             100,008
     2,000,000     Gateway Village GID G.O. Refunding and Improvement Series 1998, 6.00% due 12/01/18                     1,868,280
       239,000     Gateway Village GID G.O. Refunding and Improvement Series 1998, Zero Coupon 5.20%-5.60%
                       due 12/01/99-12/01/01 (d)                                                                            226,823

     Face                                                                                                                 Market
    Amount                                         Colorado Municipal Bonds - 87.8%                                       Value
--------------                          -----------------------------------------------------------                   ------------
       845,000    Gateway Village GID G.O. Series 1995, 8.25%-8.75% due 12/01/05-14 (b)                                    943,543
     1,000,000    Gateway Village GID Subordinate Limited Tax G.O. Series 1999, 7.00% due 6/01/19                        1,000,000
       100,000    City of Golden Sales and Use Tax Revenue Series 1992, 5.00% due 11/15/99                                 100,151
       300,000    City of Grand Junction Downtown Development Authority Tax Increment Revenue Series 1996,
                      5.55%-5.65% due 11/15/04-05                                                                          308,126
     1,275,000    Greatrock North Water and Sanitation District, Limited Tax G.O. Series 1998,
                      8.00% due 12/01/17                                                                                 1,210,664
        70,000    Greeley General Improvement District No. 1 G.O. Refunding Series July 15, 1994,
                      5.30% due 10/01/99                                                                                    70,003
       270,000    Greenwood Metropolitan District G.O. Refunding Series 1994, 6.10%-7.00% due 12/01/00-04                  282,968
       380,000    Greenwood North Metropolitan District G.O. Refunding Series 1993,
                      4.50%-5.00% due 12/01/99-01                                                                          380,313
       220,000    Greenwood South Metropolitan District G.O. Refunding Series 1994, 6.25%-6.90%
                      due 12/01/01-04                                                                                      230,324
       100,000    City of Greenwood Village Sales Tax Revenue Refunding Series 1993, 4.40% due 12/01/99                    100,105
       510,000    Hamilton Creek District Series 1990, 1.18% due 12/01/04 (g)                                              255,000
        10,000    Hyland Hills Park & Recreation District Special Revenue Improvement Series 1992,
                      7.10% due 12/15/00                                                                                    10,370
       340,000    Idledale Fire Protection District G.O. Series 1993, 5.20%-5.80% due 12/15/03-07                          337,172
       475,000    La Plata County Recreational Facilities Revenue Refunding Durango Ski Corporation
                      Project Series 1989A, 9.00% due 2/01/10                                                              474,017
       315,000    City of Las Animas Water G.O. Series 1989, 8.60% due 12/01/09                                            317,302
       300,000    Left Hand Water District Water Revenue Refunding Series 1993, 4.30%-4.45% due 11/15/00-01                301,514
       135,000    Lookout Mountain Water District G.O. Refunding Series 1993, 5.20% due 12/01/01                           137,287
       220,000    Mesa County Single Family Mortgage Revenue Series 1982, 5.375% due 12/01/99 (g)                           17,600
     1,250,000    Mid Valley Metropolitan District G.O. Refunding & Improvement Series 1989,
                      8.90% due 12/15/04 (b)                                                                             1,275,713
       165,000    City of Montrose Sales and Use Tax Revenue Refunding Series 1993, 4.40% due 8/15/00                      165,820
       250,000    City of Montrose Water and Sewer Revenue Refunding and Improvement Series 1993,
                      4.50%-4.65% due 10/01/01-02                                                                          252,086
       155,000    Monument Sanitation District G.O. Refunding Series 1994, 5.80%-5.90% due 12/01/01-02                     158,638
       175,000    Town of  Mt. Crested Butte G.O. Refunding Series 1993, 4.60%-4.75% due 5/01/00-01                        175,662
       100,000    Mountain Village Metropolitan District G.O. Series 1992, 7.95% due 12/01/03 (b)                          111,251
       545,000    Mountain Village Metropolitan District G.O. Series 1992, 7.95% due 2/01/03                               611,501
        20,000    Northgate Public Building Authority Landowner Assessment Lien Series 1987A,
                      8.25% due 12/01/00(a)                                                                                  2,800
       225,000    North Jeffco Park and Recreation District Golf Course Revenue Series 1994, 5.80%-6.10%
                      due 12/01/01-04                                                                                      232,554
       800,000    North Pines Metropolitan District G.O. Limited Tax Series 1999, 6.00% due 12/01/03                       788,368
       760,000    North Pines Metropolitan District G.O. Limited Tax Series 1999, 8.00% due 6/01/2019                      730,839
        75,000    Otero County Swink School District No. 33 G.O. Building Series 1994, 8.40% due 12/15/00-03                83,284
       165,000    Ouray County Ridgway School District #R-2 Series 1994 , 7.75% due 12/01/99-02                            174,938
     1,055,000    Panorama Metropolitan District G.O. Refunding Series 1989B, 9.00% due 12/01/09 (b)                     1,074,707
     1,900,000    Parker Jordan Metropolitan District Series 1998A, 6.25% due 12/01/17                                   1,849,289
       280,000    Town of Parker Sales and Use Tax Refunding Revenue Series 1993, 4.20%-4.30%
                      due 11/01/99-00                                                                                      280,712

Face                                                                                                                      Market
Amount                                       Colorado Municipal Bonds - 87.8%                                             Value
--------                          -----------------------------------------------------------                          ------------
        45,000    Pitkin County Sales Tax Revenue Series 1995, 5.30% due 12/01/00                                            45,077
       200,000    Project 7 Water Authority Water Revenue Refunding Series 1993, 4.50% due 12/01/00                         201,238
       354,000    Pueblo County Capital Improvement Residual Revenue Series 1988, 10.07% due 8/02/10 (d)                    136,527
       130,000    Rangely Junior College District G.O. Building Series 1992, 6.25%-6.40% due 10/01/99-00                    130,908
       159,868    Roxborough Village Metropolitan District Series 1993A, 9.00% due 12/31/16 (i)                             131,092
       278,078    Roxborough Village Metropolitan District Series 1993B, principal only, 0.00% due 12/31/21 (e)(i 16,685
       906,622    Roxborough Village Metropolitan District Series 1993C, 9.84% due 12/31/32 (d)(i)                            9,066
        20,270    Roxborough Village Metropolitan District Series 1993B, interest only, 10.41% due 1/01/43 (f)(i)               203
       125,000    Saguache County Moffat School District No. 2 G.O. Series 1994, 5.70%-5.90% due 12/01/99-01                128,279
     1,250,000    Sand Creek Metropolitan District G.O. Limited Tax Series 1997, 7.125% due 12/1/16                       1,254,838
       535,000    San Miguel County Housing Authority Multifamily Telluride Village Revenue Refunding
                      Series 1993, 6.30% due 7/01/13                                                                        558,262
     1,710,000    City of Sheridan G.O. Series 1997, 7.50% due 12/01/16                                                   1,684,162
       120,000    Town of Snowmass Village Multifamily Revenue Series 1990A, 7.70% due 12/15/99                             120,991
     1,000,000    Southpark Metropolitan District Refunding G.O. Series 1996, 6.60% due 12/01/13                          1,010,100
       305,000    Southtech Metropolitan District G.O. Refunding Series 1994, 5.10%-5.85% due 12/01/99-04                   311,954
       100,000    Southwest Plaza Metropolitan District G.O. Refunding Series 1993, 5.00% due 12/01/99                      100,174
        40,000    City of Steamboat Springs Accommodations Tax Revenue Series 1995, 5.25% due 3/01/00                        40,262
     2,000,000    Sterling Hills Metropolitan District G.O. Series 1998, 7.75% due 12/01/18                               1,896,160
       360,000    Telluride Hospital District Series 1997, 4.60%-4.80% due 12/01/00-02                                      358,646
     2,000,000    Todd Creek Farms Metropolitan District #2 Limited Tax G. O. Series 1997,  8.00% due 6/01/17             1,973,640
     1,000,000    Todd Creek Farms Metropolitan District #2 Series 1999, 7.50% due 12/01/2018                               960,670
       300,000    Upper Eagle Regional Water Authority Water Refunding Series 1994, 5.50%-5.80%

                      due 12/01/99-01                                                                                       304,060
       610,000    Valley Metropolitan District G.O. Revenue Series 1992, 7.00% due 12/15/06                                 633,296
       100,000    Weld County Reorganized School District RE-4 G.O. Series 1993, 4.65% due 12/01/00                         100,800
       235,000    Town of Windsor G.O. Water Refunding Series 1994, 4.40%-4.80% due 4/01/99-01                              236,121
                                                                                                                         ----------

                  Total Colorado Municipal Bonds (cost $74,135,905)                                                      73,922,698
                                                                                                                         ----------

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Statement of Investments

September 30, 1999

     Face                                                                                                                 Market
    Amount                                  Colorado Certificates of  Participation - 1.0%                                 Value
--------------                       -----------------------------------------------------------                        -----------
       155,000    Arapahoe County Recreation District Refunding Certificates of Participation Series 1996,
                      5.00%-5.20% due 12/01/04-06                                                                           158,278
       170,000    City of Central City Certificates of Participation City Hall Project Series 1995,
                      6.50%-6.80% due 12/01/99-01                                                                           170,555
       100,000    El Paso County School District No. 49 Falcon Schools Refunding Certificates of Participation
                      Series 1995, 4.375% due 11/01/01                                                                      100,323
       200,000    Gilpin County Certificates of Participation Detention Facility Project Series 1994,
                      6.60% due 10/15/01                                                                                    208,974
        50,000    Las Animas County School District  No. 001 Certificates of Participation Series 1991A,
                      8.00% due 12/01/10                                                                                     52,775
       145,000    Park School District R-3 Certificates of Participation Series 1996, 5.35%-5.45% due 6/01/04-05            145,109
                                                                                                                          ---------

                  Total Colorado Certificates of Participation Bonds (cost $835,725)                                        836,014
                                                                                                                          ---------

   Face                                                                                                                    Market
   Amount                            Colorado Industrial Development Revenue Bonds - 2.7%                                  Value
-------------                    -----------------------------------------------------------                            ----------
    2,900,000     City of Fort Collins The Opera House Project Series 1986, 8.75%-10.00% due 12/01/10-16 (a)             2,239,400
                                                                                                                         ---------

                  Total Colorado Industrial Development Revenue Bonds (cost $2,875,626)                                  2,239,400
                                                                                                                         ---------




     Face                                                                                                                  Market
    Amount                                    Other Municipal Bonds - 2.0%                                                 Value
--------------                -----------------------------------------------------------                                ----------
       100,000    City of Burnsville G.O. Tax Increment Refunding Series 1993C, 4.40% due 2/01/02                           100,526
       105,000    Daggett County School District, G.O. Refunding Series 1993, 4.65% due 12/15/99                            105,191
       510,000    Dona Ana County New Mexico Tax-Exempt Multi-Family Housing Revenue Bonds
                      Subordinate Series 1999B1, 8.50% due 8/01/14                                                          502,738
       225,000    Saint Charles Mesa Water District Water Revenue Refunding Series 1992, 5.55% due 12/01/00                 229,167
       515,000    Sandoval County, New Mexico Project Revenue Bonds, Series 1997, 7.50%  due 8/15/06                        505,679
       100,000    Santa Fe Public School District G.O. Series 1994, 5.60% due 6/15/01                                       100,134
       120,000    West Wendover Recreation District G.O. Golf Course Improvement Refunding Series 1993,
                      5.60% due 12/01/99                                                                                    120,332
                                                                                                                        -----------
                  Total Other Municipal Bonds (cost $1,680,444)                                                           1,663,767
                                                                                                                        -----------
                  Total investments, at value (cost $79,527,700)*          93.5%                                         78,661,879

                  Other assets net of liabilities                           6.5%                                          5,480,375
                                                                          ------                                        -----------

                  Net assets                                              100.0%                                        $84,142,254
                                                                          ======                                        ===========

-------------
  * Tax cost basis approximates book cost basis.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Statement of Investments

September 30, 1999


(a) Non-income producing based upon the financial condition of the issuer (see footnote 1).

(b) Originally issued as general obligation bonds but are now prerefunded and are secured by an escrow fund consisting entirely of direct U.S. Government obligations.

(c) Represents interest certificates whose characteristics are similar to zero coupon bonds. All interest based on the coupon rate is remitted upon maturity. Interest rate shown for interest certificates represents effective yield at acquisition.

(d) Interest rate shown for zero coupon bonds represents the effective yield at the date of acquisition.

(e) Principal-only certificate represents the right to receive the principal payments on the underlying debt security upon maturity. The price of this security is typically more volatile than that of coupon-bearing bonds of the same maturity.

(f) Interest-only certificate represents the right to receive semi-annual interest payments on the underlying debt security. The principal amount of the underlying security represents the notional amount on which current interest is calculated. The interest rate shown represents the effective yield at the date of acquisition.

(g) Interest rate disclosed for cash flow bond represents the effective yield at September 30, 1999. Income on this security is derived from the cash flow of the issuer.

(h) Represents current interest rate for a variable rate bond.

(i) Terms of security have been restructured since the original issuance. The face amount and market value of such securities amount to $14,423,783 and $3,044,900 or 3.62% of net assets, respectively, as of September 30, 1999.

The following abbreviations are used in the descriptions of securities included in the Statement of Investments:

         G.O.     -        General Obligations
         LID      -        Local Improvement District
         GID      -        General Improvement District

See accompanying notes to financial statements.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Statement of Assets and Liabilities

September 30, 1999

                                    Assets

Investments, at value (cost $79,527,700) - see accompanying statement                  $ 78,661,879
Cash                                                                                      4,281,043
Interest receivable                                                                       1,632,703
Shares of beneficial interest sold                                                           14,430
                                                                                       ------------
            Total assets                                                                 84,590,055
                                                                                       ------------

                                 Liabilities

Payables and other liabilities:
            Dividends                                                                       203,575
            Investments purchased                                                            23,000
            Shares of beneficial interest redeemed                                          157,654
            Accrued expenses and other                                                       63,572
                                                                                       ------------
            Total liabilities                                                               447,801
                                                                                       ------------
            Net Assets                                                                 $ 84,142,254
                                                                                       ============

                          Composition of Net Assets

Paid-in capital                                                                        $ 84,951,295
Undistributed net investment income                                                          57,472
Accumulated net realized gain from investment transactions                                     (693)
Net unrealized depreciation of investments (note 3)                                        (865,820)
                                                                                       ------------
            Net assets                                                                 $ 84,142,254
                                                                                       ============
Net asset value and redemption value per share (based on 8,932,095
            shares of beneficial interest outstanding)                                 $       9.42
                                                                                       ============
Maximum offering price per share (net asset value plus sales charge
            of 4.75% of offering price)                                                $       9.89
                                                                                       ============

See accompanying notes to financial statements.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Statement of Operations

September 30, 1999


Investment income - interest                                                $  5,269,218
                                                                            ------------
Expenses:
     Management fees (note 4)                                                    399,110
     Custodian fees (note 5)                                                      71,443
     Legal and auditing fees                                                      31,741
     Transfer agency expenses (note 4)                                            53,733
     Shareholders' reports and proxy statements                                   24,265
     Registration fees                                                               510
     Trustees' fees                                                                  800
     Other                                                                         3,667
                                                                            ------------
              Total expenses                                                     585,269

Earnings credits on cash balances (note 5)                                       (71,443)
                                                                            ------------
              Net expenses                                                       513,826
                                                                            ------------
              Net investment income                                            4,755,392
                                                                            ------------

Realized and unrealized gain on investments:
     Net realized gain on investments                                              7,024
                                                                            ------------
     Net unrealized appreciation (depreciation) of investments:

          Beginning of the period                                              1,102,024
          End of the period                                                     (865,820)
                                                                            ------------
               Net change in unrealized appreciation (depreciation)
                 on investments                                               (1,967,844)
                                                                            ------------
               Net realized and unrealized gain (loss) on investments         (1,960,820)
                                                                            ------------
               Net increase in net assets resulting from operations         $  2,794,572
                                                                            ============

See accompanying notes to financial statements.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Statement of Changes in Net Assets

September 30, 1999

                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                                 ------------------------------
                                                                                     1999              1998
                                                                                 ------------      ------------
From investment activities:
         Net investment income                                                   $  4,755,392      $  4,640,447
         Net realized gain on investments                                               7,024           294,050
         Net change in unrealized appreciation (depreciation) on investments       (1,967,844)          187,505
                                                                                 ------------      ------------
                  Net increase in net assets resulting from operations              2,794,572         5,122,002
                                                                                 ------------      ------------

         Dividends to shareholders from net investment income                      (4,697,920)       (4,661,865)
                                                                                 ------------      ------------

From beneficial interest transactions:
         Proceeds from sale of shares                                              15,448,573        12,613,472
         Dividends reinvested                                                       2,828,356         2,860,000
         Payments for shares redeemed                                              (5,338,925)      (10,075,001)
                                                                                 ------------      ------------
                  Increase in net assets derived from beneficial
                    interest transactions                                          12,938,004         5,398,471
                                                                                 ------------      ------------

                  Net increase in net assets                                       11,034,656         5,858,608

Net assets:
         Beginning of period                                                       73,107,598        67,248,990
                                                                                 ------------      ------------
         End of period (including undistributed net investment income of
           $57,472 and $0, respectively)                                         $ 84,142,254      $ 73,107,598
                                                                                 ============      ============

See accompanying notes to financial statements.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Financial Highlights

                                                                                           Year Ended September 30,
                                                                        -------------------------------------------------------
                                                                          1999        1998         1997        1996        1995
                                                                        ------      ------       ------      ------      ------

Per Share Operating Data:

Net asset value, beginning of period                                    $ 9.64      $ 9.58       $ 9.37      $ 9.16      $ 9.07
                                                                        ------      ------       ------      ------      ------
Net investment income                                                     0.56        0.62         0.58        0.61        0.60

Net realized and unrealized gain (loss) on investments                  (0.22)        0.06         0.21        0.20        0.09
                                                                        ------      ------       ------      ------      ------
Increase from investment operations                                       0.34        0.68         0.79        0.81        0.69

Dividends from net investment income                                    (0.56)      (0.62)       (0.58)      (0.60)      (0.60)
                                                                        ------      ------       ------      ------      ------
Net increase (decrease) in net asset value                              (0.22)        0.06         0.21        0.21        0.09
                                                                        ------      ------       ------      ------      ------
Net asset value, end of period                                          $ 9.42      $ 9.64       $ 9.58      $ 9.37      $ 9.16
                                                                        ======      ======       ======      ======      ======
Total Return, at Net Asset Value (1)                                     3.64%       7.62%        8.66%       9.15%       8.05%
                                                                        ======      ======       ======      ======      ======
Ratios/Supplemental data:
Net assets, end of period (000)s                                      $ 84,142    $ 73,108     $ 67,249    $ 50,583    $ 44,768
Ratios to average net assets:
         Net investment income                                           5.96%       6.66%        6.13%       6.50%       6.81%
         Expenses, inclusive of expenses paid indirectly by the Fund      .73%        .77%         .84%        .77%        .84%
         Expenses, net of expenses paid indirectly by the Fund            .64%        .66%         .73%        .70%        .77%

Portfolio turnover rate(2)                                              21.95%     28.63%       27.66%       24.53%      27.48%
                                                                        ======      ======       ======      ======      ======

-----------
1) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The portfolio turnover rate is computed by dividing the lesser of purchases or sales of portfolio securities for a period by the monthly average of the market value of portfolio securities owned during the period. Sales of securities include the proceeds of securities which have been called, or for which payment has been made through redemption or maturity. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation.

         Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period September 30, 1999 were $24,638,985 and $16,532,855, respectively.

See accompanying notes to financial statements.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Notes to Financial Statements

September 30, 1999

(1)      Summary of Significant Accounting Policies

         Colorado BondShares - A Tax-Exempt Fund (the Fund) is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management company. The Fund's investment objectives are to maximize income exempt from federal income taxes and from personal income taxes of the State of Colorado to the extent consistent with the preservation of capital and to seek opportunities for capital appreciation. The Fund's investment adviser is Freedom Funds Management Company (FFMC). The following is a summary of significant accounting policies consistently followed by the Fund.

(a)      Investment Valuation

         The values of investments are determined using prices quoted by a national independent pricing service approved by the Fund's Board of Trustees. The pricing service values the municipal bonds taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics and any other relevant trading or market factors. The Fund records amortization of premiums and accretion of original issued discounts on zero coupon bonds, using the effective yield method, in accordance with federal income tax requirements. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

(b)      Income Taxes

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its net investment income to shareholders. Therefore, no tax provision is required. At September 30, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $700, expiring in 2003.

(c)      Other/Security Credit Risk

         Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividends to shareholders are declared each business day and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated using the identified-cost basis which is the same basis the Fund uses for federal income tax purposes. The Fund concentrates its investments in Colorado and, therefore, may have more credit risks related to the economic conditions of Colorado than a portfolio with a broader geographical diversification. The Fund invests in nonrated securities, which may be subject to a greater degree of credit risk, and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund discontinues the accrual of interest income on municipal bonds when the securities become delinquent as to payment of principal or interest, or when the Fund's investment adviser determines that an uncertainty exists as to the realization of all or a portion of the principal balance. The face amount and market value of bonds, for which the accrual of interest income has been discontinued, approximated $12,015,770 and $2,535,099 (3.01% of net assets), respectively, as of September 30, 1999.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Notes to Financial Statements

September 30, 1999


(d)      Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(2)      Shares of Beneficial Interest

         The Fund has an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for the years ended September 30, 1999 and 1998 were as follows:

                                                                   1999                   1998
                                                                 ---------             ---------
         Proceeds from shares sold                               1,611,128             1,313,197
         Dividends reinvested                                      295,764               297,289
                                                                 ---------             ---------
                                                                 1,906,892             1,610,486
         Shares redeemed                                          (557,388)           (1,047,465)
                                                                 ---------             ---------
         Net change                                              1,349,504               563,021
                                                                 =========             =========


(3)      Unrealized Gains and Losses

         At September 30, 1999, the net unrealized depreciation on investments of $865,820 was comprised of gross appreciation of $2,020,944 and gross depreciation of $2,886,764.

(4)      Management Fees and Other Transactions with Affiliates

         Management fees paid to FFMC were in accordance with the investment advisory agreement with the Fund which provides for an annual fee equivalent to 0.5% of the net assets of the Fund. FFMC pays all expenses associated with advertising, marketing, and distributing the Fund's shares and serves as the transfer agent, dividend disbursing agent, and registrar for the Fund. FFMC provided certain transfer agency and shareholder services as part of the management fee arrangement for the fiscal year ended September 30, 1999. Transfer agency expenses represent direct expenses charged to the Fund by third parties.

(5)      Earnings Credits on Cash Balances

         Expenses paid indirectly by the Fund represent earnings credits on cash balances maintained with the custodian by the Fund which result in offsetting custodian fees incurred for the safeguarding of Fund assets.

                                   APPENDIX A

                      KEY TO MOODY'S MUNICIPAL BOND RATINGS

Aaa Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba         Bonds that are rated "Ba" are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       KEY TO S&P'S MUNICIPAL BOND RATINGS

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Debt rated "B" has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                                                          PART C

ITEM 23. EXHIBITS

                      A.  --  Amended and Restated Declaration of Trust of the
                              Registrant.(3)
                      B.  --  Bylaws of the Registrant.(1)
                      D.  --  Investment Advisory Agreement dated as of November
                              17, 1994.(3)
                      E.2 --  Distribution Agreement dated as of November 30,
                              1994.(3)
                      E.3 --  Form of Selling Agreement.(3)
                      G.  --  Form of Custodian Agreement.(1)
                      H.  --  Transfer Agency and Service Agreement dated as of
                              November 17, 1994.(3)
                      I.  --  Opinion of Kutak Rock LLP
                      J.1 --  Opinion and consent of Lane & Mittendorf. (2)
                      J.2 --  Opinion and consent of Hale and Dorr.(2)
                      J.3 --  Consent of Legal Counsel.*
                      J.4 --  Consent of Independent Auditors.*
                      J.5 --  Consent of Former Independent Auditors*
                      27. --  Financial Data Schedule*

----------

(1)  As filed with the Registration Statement on February 13, 1987.
(2) As filed with Pre-Effective Amendment No. 1 to the Registration Statement on April 1, 1987.
(3) As filed with Post-Effective Amendment No. 10 to the Registration Statement on January 28, 1995.
(4) As filed with a Post-Effective Amendment to the Registration Statement on January 29, 1988.
(*)  Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25. INDEMNIFICATION

     Under the terms of the Fund's Declaration of Trust, dated as of February 13, 1987, as amended ("Declaration of Trust"), every trustee and officer of the Fund shall be indemnified to the fullest extent permitted by law, unless a court or body before which the proceeding was brought and adjudicated shall have found such person liable to the Fund or its shareholders by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of his office ("Disabling Conduct"), or unless found by such court or body not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund. In the event of a settlement, no indemnification may be provided unless there has been a determination that such person did not engage in Disabling Conduct (1) by a court or other body before whom the proceeding was brought, or (2) in the absence of such a determination, a reasonable determination, based upon a review of the facts, by (a) the vote of the majority of a quorum of directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. The complete provisions of this indemnification arrangement are set out in Article XII of the Declaration of Trust.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Freedom Funds Management Company, a Delaware corporation (the "Investment Adviser"), is the Registrant's investment adviser. The Investment Adviser is a wholly owned subsidiary of Carbon County Holding Company, whose business address is 1200 Seventeenth Street, Suite 1000, Denver, CO 80202.

     The Investment Adviser has engaged in no other business, profession, vocation or employment since its incorporation on November 7, 1986.

     The following individuals serve as Directors or officers of the Investment Adviser (unless otherwise indicated, each named individual has held the position or positions described under "Principal Occupation" for at least the past two fiscal years):

                        NAME                              POSITION WITH INVESTMENT ADVISER
                  ----------------                     -------------------------------------
                  Fred R. Kelly, Jr.............       Director, President, Secretary and
                                                       Treasurer(1)
                  Mary F. Phillips..............       Vice President and Assistant Secretary(2)

-----------
(1) For the previous two fiscal years of the Fund through November 30, 1994, Mr. Kelly served as Secretary and Treasurer to the Fund and was Vice President of the Investment Adviser through November 17, 1994.
(2) For the previous two fiscal years of the Fund, through November 17, 1994, Ms. Phillips served as Operations Manager for the Investment Adviser.

    The principal business address of each of the foregoing persons is 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) The Underwriter also is principal underwriter for the shares of Stratus Fund, Inc.

     (b) Information required with respect to each director, officer or partner of the Underwriter, the principal underwriter named in the answer to Item 20:

                   SMITH HAYES FINANCIAL SERVICES CORPORATION

                                   (1)                      (2)                       (3)
                                                   POSITIONS AND OFFICES     POSITIONS AND OFFICES
                                  NAME               WITH UNDERWRITER           WITH REGISTRANT
                           --------------------  -------------------------   ---------------------
                           Thomas C. Smith.....  Chairman                    None
                           Max H. Callen.......  Director and Senior VP      None
                           George W. Peterson..  Director and Senior VP      None
                           Arnold J. Walters...  Director and Senior VP      None
                           Allen J. Moore......  Director and  President     None
                           Sharon A. Shelley...  Director, Senior V P,       None
                                                 Secretary and Treasurer
                           Ruth E. Howell......  Vice President              None

                           W. Don Nelson.......  Vice President              None

                           William B. Shreve...  Vice President              None

----------

     Unless otherwise noted, the principal business address of each of the foregoing persons is 200 Centre Terrace, 1225 L Street, P.O. Box 83000 Lincoln, Nebraska 68501.

     (c) Information required with respect to all commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year: Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts and records of the Registrant, and all documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder, are in the physical possession of Fred R. Kelly, Jr., at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202.

ITEM 29. MANAGEMENT SERVICES

    Not Applicable.

ITEM 30. UNDERTAKINGS

    Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 28th day of January, 2000.

                                         COLORADO BONDSHARES-A TAX-EXEMPT FUND

                                         By:  /s/ ANDREW B. SHAFFER
                                              ---------------------------------
                                                      Andrew B. Shaffer,
                                                   Secretary and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            NAME                        CAPACITY                    DATE
    ----------------------        ----------------------      ----------------
    /s/ GEORGE N. DONNELLY        Chairman of the Board,      January 28, 2000
    ----------------------          President and Trustee
      George N. Donnelly

    /s/ ANDREW B. SHAFFER         Trustee, Treasurer          January 28, 2000
    ---------------------           and Secretary
       Andrew B. Shaffer

                                INDEX TO EXHIBITS

Exhibit
Number        Description
------        -----------
  J.3         --   Consent of Kutak Rock LLP
  J.4         --   Consent of Independent Auditors
  J.5         --   Consent of  Former Independent Auditors
  27.              Financial Data Schedule